EXHIBIT 4.2

FIRST SUPPLEMENTAL INDENTURE

__________

FIRSTENERGY NUCLEAR GENERATION CORP.

TO

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

__________

Dated as of June 15, 2009

__________

Providing among other things for

First Mortgage Bonds, Guarantee Series A of 2009 due 2033
First Mortgage Bonds, Guarantee Series B of 2009 due 2011
First Mortgage Bonds, Collateral Series A of 2009 due 2010
First Mortgage Bonds, Collateral Series B of 2009 due 2010
First Mortgage Bonds, Collateral Series C of 2009 due 2010
First Mortgage Bonds, Collateral Series D of 2009 due 2010
First Mortgage Bonds, Collateral Series E of 2009 due 2010
First Mortgage Bonds, Collateral Series F of 2009 due 2011
First Mortgage Bonds, Collateral Series G of 2009 due 2011

_________

Supplemental to Open-End Mortgage, General Mortgage
Indenture and Deed of Trust, Dated as of June 1, 2009

THIS FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of June 15, 2009, between FIRSTENERGY NUCLEAR GENERATION CORP., a corporation organized and existing under the laws of the State of Ohio (hereinafter called the “Company”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association organized and existing under the laws of the United States of America, as Trustee (hereinafter called the “Trustee”) under the Open-End Mortgage, General Mortgage Indenture and Deed of Trust, dated as of June 1, 2009 (hereinafter called the “Original Indenture,” and as hereby supplemented, the “Indenture”) with the Company.

W I T N E S S E T H:

WHEREAS, the Company has heretofore duly executed and delivered to the Trustee the Original Indenture to secure Bonds of the Company, issuable in series, from time to time, in the manner and subject to the conditions set forth, and without limit as to principal amount except as provided in the Original Indenture which Original Indenture has been filed for record in the filing offices set forth on Schedule 1 attached hereto and incorporated herein by reference; and

WHEREAS, pursuant to Section 14.01(a) of the Indenture, the Company and the Trustee, without the consent of the bondholders, in a form satisfactory to the Trustee, may enter into a supplemental indenture to among other things, correct or amplify the description of any property at any time subject to the Lien of this Indenture and make any other changes to the provisions of this Indenture when there are no Bonds of a series or Tranche Outstanding that will be adversely affected; and

WHEREAS, the Company desires to delete the real property description set forth on Exhibit A of the Original Indenture and replace it with Exhibit J attached to this Supplemental Indenture; and

WHEREAS, the Company desires to amend and restate Section 4.03(b)(iv) to clarify that in connection with the issuance of bonds on the basis of Property Additions, the delivery of a written appraisal of an Engineer or Appraiser is only required with respect to Property Additions that were actually acquired after the date of execution and delivery of the Original Indenture and there are no Holders of Bonds of any series or Tranche; and

WHEREAS, the Company, by appropriate corporate action in conformity with the terms of the Indenture, has duly determined to create nine new series of Bonds under the Indenture, consisting of (i) $107,500,000 in aggregate principal amount to be designated as “First Mortgage Bonds, Guarantee Series A of 2009 due 2033” (hereinafter referred to as the “bonds of Guarantee Series A”), (ii) up to $500,000,000 in aggregate principal amount to be designated as “First Mortgage Bonds, Guarantee Series B of 2009 due 2011” (hereinafter referred to as the “bonds of Guarantee Series B”), (iii) $8,079,000 in aggregate principal amount to be designated as “First Mortgage Bonds, Collateral Series A of 2009 due 2010” (hereinafter referred to as the “bonds of Collateral Series A”), (iv) $7,272,000 in aggregate principal amount to be designated as “First Mortgage Bonds, Collateral Series B of 2009 due 2010” (hereinafter referred to as the “bonds of Collateral Series B”), (v) $100,078,000 in aggregate principal amount to be designated as “First Mortgage Bonds, Collateral Series C of 2009 due 2010” (hereinafter referred to as the “bonds of Collateral Series C”), (vi) $83,617,000 in aggregate principal amount to be designated as “First Mortgage Bonds, Collateral Series D of 2009 due 2010” (hereinafter referred to as the “bonds of Collateral Series D”), (vii) $73,367,000 in aggregate principal amount to be designated as “First Mortgage Bonds, Collateral Series E of 2009 due 2010” (hereinafter referred to as the “bonds of Collateral Series E”), (viii) $46,959,000 in aggregate principal amount to be designated as “First Mortgage Bonds, Collateral Series F of 2009 due 2011” (hereinafter referred to as the “bonds of Collateral Series F”) and (ix) $60,592,000 in aggregate principal amount to be designated as “First Mortgage Bonds, Collateral Series G of 2009 due 2011” (hereinafter referred to as the “bonds of Collateral Series G,” and together with the bonds of Guarantee Series A, the bonds of Guarantee Series B, the bonds of Collateral Series A, the bonds of Collateral Series B, the bonds of Collateral Series C, the bonds of Collateral Series D, the bonds of Collateral Series E and the bonds of Collateral Series F, the “bonds of June 2009 Series”), which shall bear interest at the respective rates per annum set forth in, shall be subject to certain redemption rights and obligations set forth in, and will otherwise be in the respective forms and have the terms and provisions provided for in this Supplemental Indenture; and

WHEREAS, the bonds of Guarantee Series A and the Trustee’s certificate of authentication to be endorsed thereon shall be substantially in the form included in Exhibit A hereto; the bonds of Guarantee Series B and the Trustee’s certificate of authentication to be endorsed thereon shall be substantially in the form included in Exhibit B hereto; the bonds of Collateral Series A and the Trustee’s certificate of authentication to be endorsed thereon shall be substantially in the form included in Exhibit C hereto; the bonds of Collateral Series B and the Trustee’s certificate of authentication to be endorsed thereon shall be substantially in the form included in Exhibit D hereto; the bonds of Collateral Series C and the Trustee’s certificate of authentication to be endorsed thereon shall be substantially in the form included in Exhibit E hereto; the bonds of Collateral Series D and the Trustee’s certificate of authentication to be endorsed thereon shall be substantially in the form included in Exhibit F hereto; the bonds of Collateral Series E and the Trustee’s certificate of authentication to be endorsed thereon shall be substantially in the form included in Exhibit G hereto; the bonds of Collateral Series F and the Trustee’s certificate of authentication to be endorsed thereon shall be substantially in the form included in Exhibit H hereto; and the bonds of Collateral Series G and the Trustee’s certificate of authentication to be endorsed thereon shall be substantially in the form included in Exhibit I hereto; and

WHEREAS, the Company deems it advisable to enter into this Supplemental Indenture for the purposes of establishing the form, terms and provisions of the bonds of Guarantee Series A, the bonds of Guarantee Series B, the bonds of Collateral Series A, the bonds of Collateral Series B, the bonds of Collateral Series C, the bonds of Collateral Series D, the bonds of Collateral Series E, the bonds of Collateral Series F, and the bonds of Collateral Series G, as provided and contemplated by Sections 2.01(a) and 3.01(b) of the Indenture, and the Company has requested and hereby requests the Trustee to join in the execution of this Supplemental Indenture; and

WHEREAS, it is provided in the Indenture, among other things, that the Company shall execute and file with the Trustee and the Trustee, at the request of the Company, when required by the Indenture, shall join in indentures supplemental thereto, and which thereafter shall form a

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part thereof, for the purpose, among others, of providing for the creation of any series of Bonds and specifying the form and provisions of the Bonds of such series; and

WHEREAS, all acts and things have been done and performed which are necessary to make this Supplemental Indenture, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed; and the execution and delivery of this Supplemental Indenture have been in all respects duly authorized.

NOW THEREFORE, in consideration of the premises and in further consideration of the sum of One Dollar in lawful money of the United States of America paid to the Company by the Trustee at or before the execution and delivery of this Supplemental Indenture, the receipt whereof is hereby acknowledged, and of other good and valuable consideration, it is agreed by and between the Company and the Trustee as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01                                Terms Incorporated by Reference.

Except for the terms defined in this Supplemental Indenture, all capitalized terms used in this Supplemental Indenture have the respective meanings set forth in the Original Indenture.

SECTION 1.02                                Additional Definitions.

“Administrative Agent” shall mean Barclays Bank PLC, New York Branch, as Administrative Agent under each of the Reimbursement Agreements or any successor thereto as such Administrative Agent thereunder.

“Banks” shall mean, with respect to each of the Reimbursement Agreements, the Fronting Bank and the other participating banks parties to such Reimbursement Agreement.

“BCIDA 2005-A Revenue Bonds” means the $72,650,000 aggregate principal amount of Beaver County Pollution Control Revenue Refunding Bonds, Series 2005-A (FirstEnergy Nuclear Generation Corp. Project) issued by the Beaver County Industrial Development Authority.

“BCIDA 2005-A Reimbursement Agreement” means that certain Letter of Credit and Reimbursement Agreement dated as of December 16, 2005 (as amended), among the Company, Barclays Bank, PLC, New York Branch, as Administrative Agent and Fronting Bank, and the Banks, pursuant to which a letter of credit was issued by the Fronting Bank in favor of the trustee for the BCIDA 2005-A Revenue Bonds.

“BCIDA 2006-A Revenue Bonds” means the $60,000,000 aggregate principal amount of Beaver County Pollution Control Revenue Refunding Bonds, Series 2006-A (FirstEnergy Nuclear Generation Corp. Project) issued by the Beaver County Industrial Development Authority.

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“BCIDA 2006-A Reimbursement Agreement” means that certain Letter of Credit and Reimbursement Agreement dated as of April 3, 2006 (as amended), among the Company, Barclays Bank, PLC, New York Branch, as Administrative Agent and Fronting Bank, KeyBank National Association, as Syndication Agent, and the Banks, pursuant to which a letter of credit was issued by the Fronting Bank in favor of the trustee for the BCIDA 2006-A Revenue Bonds.

“bonds of June 2009 Collateral Series” means collectively, the bonds of Collateral Series A, the bonds of Collateral Series B, the bonds of Collateral Series C, the bonds of Collateral Series D, the bonds of Collateral Series E, the bonds of Collateral Series F, and the bonds of Collateral Series G

“Fronting Bank” shall mean Barclays Bank PLC, New York Branch, as Fronting Bank under each of the Reimbursement Agreements or any successor thereto as such Fronting Bank thereunder.

“Guaranteed Parties” shall mean The Cleveland Electric Illuminating Company, The Toledo Edison Company and Ohio Edison Company, as guaranteed parties under the Guaranty Agreement.

“Guaranty Agreement” shall mean that certain Surplus Margin Guaranty dated as of June 16, 2009 by the Company in favor of the Guaranteed Parties.

“Initial Interest Accrual Date” shall have the meaning assigned to such term in the form of bond of Guarantee Series A.

“Interest Payment Date” shall have the meaning assigned to such term in the respective form of bond of Series.

“OAQDA 2005-A Reimbursement Agreement” means that certain Letter of Credit and Reimbursement Agreement dated as of December 16, 2005 (as amended), among the Company, Barclays Bank, PLC, New York Branch, as Administrative Agent and Fronting Bank, and the Banks, pursuant to which a letter of credit was issued by the Fronting Bank in favor of the trustee for the OAQDA 2005-A Revenue Bonds.

“OAQDA 2005-A Revenue Bonds” means the $8,000,000 aggregate principal amount of State of Ohio Pollution Control Revenue Refunding Bonds, Series 2005-A (FirstEnergy Nuclear Generation Corp. Project) issued by the Ohio Air Quality Development Authority.

“OAQDA 2005-B Reimbursement Agreement” means that certain Letter of Credit and Reimbursement Agreement dated as of December 16, 2005 (as amended), among the Company, Barclays Bank, PLC, New York Branch, as Administrative Agent and Fronting Bank, and the Banks, pursuant to which a letter of credit was issued by the Fronting Bank in favor of the trustee for the OAQDA 2005-B Revenue Bonds.

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“OAQDA 2005-B Revenue Bonds” means the $7,200,000 aggregate principal amount of State of Ohio Pollution Control Revenue Refunding Bonds, Series 2005-B (FirstEnergy Nuclear Generation Corp. Project) issued by the Ohio Air Quality Development Authority.

“OWDA 2005-A Reimbursement Agreement” means that certain Letter of Credit and Reimbursement Agreement dated as of December 16, 2005 (as amended), among the Company, Barclays Bank, PLC, New York Branch, as Administrative Agent and Fronting Bank, and the Banks, pursuant to which a letter of credit was issued by the Fronting Bank in favor of the trustee for the OWDA 2005-A Revenue Bonds.

“OWDA 2005-A Revenue Bonds” means the $99,100,000 aggregate principal amount of State of Ohio Pollution Control Revenue Refunding Bonds, Series 2005-A (FirstEnergy Nuclear Generation Corp. Project) issued by the Ohio Water Development Authority.

“OWDA 2005-B Reimbursement Agreement” means that certain Letter of Credit and Reimbursement Agreement dated as of December 16, 2005 (as amended), among the Company, Barclays Bank, PLC, New York Branch, as Administrative Agent and Fronting Bank, and the Banks, pursuant to which a letter of credit was issued by the Fronting Bank in favor of the trustee for the OWDA 2005-B Revenue Bonds.

“OWDA 2005-B Revenue Bonds” means the $82,800,000 aggregate principal amount of State of Ohio Pollution Control Revenue Refunding Bonds, Series 2005-B (FirstEnergy Nuclear Generation Corp. Project) issued by the Ohio Water Development Authority.

“OWDA 2006-A Reimbursement Agreement” means that certain Letter of Credit and Reimbursement Agreement dated as of April 3, 2006 (as amended), among the Company, Barclays Bank, PLC, New York Branch, as Administrative Agent and Fronting Bank, and the Banks, pursuant to which a letter of credit was issued by the Fronting Bank in favor of the trustee for the OWDA 2006-A Revenue Bonds.

“OWDA 2006-A Revenue Bonds” means the $46,500,000 aggregate principal amount of State of Ohio Pollution Control Revenue Refunding Bonds, Series 2006-A (FirstEnergy Nuclear Generation Corp. Project) issued by the Ohio Water Development Authority.

“OWDA 2009-A Revenue Bonds” means the $107,500,000 aggregate principal amount of State of Ohio Pollution Control Revenue Refunding Bonds, Series 2009-A (FirstEnergy Nuclear Generation Corp. Project) to be issued by the Ohio Water Development Authority.

“OWDA 2009-A Revenue Bond Indenture” means the Trust Indenture, dated as of June 1, 2009, between the Ohio Water Development Authority and the OWDA 2009-A Revenue Bond Trustee, securing the OWDA 2009-A Revenue Bonds issued for the benefit of the Company.

“OWDA 2009-A Revenue Bond Trustee” means The Bank of New York Mellon Trust Company, N.A., as trustee under that certain OWDA 2009-A Revenue Bond Indenture.

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“Reimbursement Agreements” means the BCIDA 2005-A Reimbursement Agreement, the BCIDA 2006-A Reimbursement Agreement, the OAQDA 2005-A Reimbursement Agreement, the OAQDA 2005-B Reimbursement Agreement, the OWDA 2005-A Reimbursement Agreement, the OWDA 2005-B Reimbursement Agreement and the OWDA 2006-A Reimbursement Agreement.

The terms “Available Amount,” “Commitments,” “Letter of Credit,” “Obligations,” and “Tender Advances” shall have the respective meanings assigned to those terms in the respective Reimbursement Agreements.

SECTION 1.03.                                           Rules of Construction.  All references to any agreement refer to such agreement as modified, varied, supplemented, amended or restated from time to time by the parties thereto (including any permitted successors or assigns) in accordance with its terms.

ARTICLE II

BONDS

SECTION 2.01.  Designation and Issuance of Bonds.  (a) The bonds of Guarantee Series A shall be designated, as hereinbefore recited, as the Company’s “First Mortgage Bonds, Guarantee Series A of 2009 due 2033” and, subject to the provisions of the Indenture, shall be limited to the aggregate principal amount of One Hundred Seven Million Five Hundred Thousand Dollars ($107,500,000).  The bonds of Guarantee Series A are to be issued and secured by the Lien of the Indenture.

(b)           The bonds of Guarantee Series B shall be designated, as hereinbefore recited, as the Company’s “First Mortgage Bonds, Guarantee Series B of 2009 due 2011” and, subject to the provisions of the Indenture, shall be limited to the aggregate principal amount of Five Hundred Million Dollars ($500,000,000).  The bonds of Guarantee Series B are to be issued and secured by the Lien of the Indenture.

(c)           The bonds of Collateral Series A shall be designated, as hereinbefore recited, as the Company’s “First Mortgage Bonds, Collateral Series A of 2009 due 2010” and, subject to the provisions of the Indenture, shall be limited to the aggregate principal amount of Eight Million Seventy-Nine Thousand Dollars ($8,079,000).  The bonds of Collateral Series A are to be issued and secured by the Lien of the Indenture.

(d)           The bonds of Collateral Series B shall be designated, as hereinbefore recited, as the Company’s “First Mortgage Bonds, Collateral Series B of 2009 due 2010” and, subject to the provisions of the Indenture, shall be limited to the aggregate principal amount of Seven Million Two Hundred Seventy-Two Thousand Dollars ($7,272,000).  The bonds of Collateral Series B are to be issued and secured by the Lien of the Indenture.

(e)           The bonds of Collateral Series C shall be designated, as hereinbefore recited, as the Company’s “First Mortgage Bonds, Collateral Series C of 2009 due 2010” and, subject to the provisions of the Indenture, shall be limited to the aggregate principal amount of One Hundred

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 Million Seventy-Eight Thousand Dollars ($100,078,000).  The bonds of Collateral Series C are to be issued and secured by the Lien of the Indenture.

(f)           The bonds of Collateral Series D shall be designated, as hereinbefore recited, as the Company’s “First Mortgage Bonds, Collateral Series D of 2009 due 2010” and, subject to the provisions of the Indenture, shall be limited to the aggregate principal amount of Eighty-Three Million Six Hundred Seventeen Thousand Dollars ($83,617,000).  The bonds of Collateral Series D are to be issued and secured by the Lien of the Indenture.

(g)           The bonds of Collateral Series E shall be designated, as hereinbefore recited, as the Company’s “First Mortgage Bonds, Collateral Series E of 2009 due 2010” and, subject to the provisions of the Indenture, shall be limited to the aggregate principal amount of Seventy Three Million Three Hundred Sixty-Seven Thousand Dollars ($73,367,000).  The bonds of Collateral Series E are to be issued and secured by the Lien of the Indenture.

(h)           The bonds of Collateral Series F shall be designated, as hereinbefore recited, as the Company’s “First Mortgage Bonds, Collateral Series F of 2009 due 2011” and, subject to the provisions of the Indenture, shall be limited to the aggregate principal amount of Forty-Six Million Nine Hundred Fifty-Nine Thousand Dollars ($46,959,000).  The bonds of Collateral Series F are to be issued and secured by the Lien of the Indenture.

(i)           The bonds of Collateral Series G shall be designated, as hereinbefore recited, as the Company’s “First Mortgage Bonds, Collateral Series G of 2009 due 2011” and, subject to the provisions of the Indenture, shall be limited to the aggregate principal amount of Sixty Million Five Hundred Ninety-Two Thousand Dollars ($60,592,000).  The bonds of Collateral Series G are to be issued and secured by the Lien of the Indenture.

SECTION 2.02.  Form, Date, Maturity Date, Interest Rate and Interest Payment Dates of Bonds.  (a)  The definitive bonds of June 2009 Series shall be in engraved, lithographed, printed or typewritten form and shall be registered bonds without coupons, and such bonds and the Trustee’s certificate of authentication to be endorsed thereon shall be substantially in the respective forms included in Exhibits A, B, C, D, E, F, G, H and I hereto.  The bonds of June 2009 Series shall be dated as provided in Section 3.03 of the Indenture.

(b)           The bonds of Guarantee Series A shall bear interest from the Initial Interest Accrual Date as provided in the form of the bond of Guarantee Series A, and such provisions are incorporated at this place as though set forth in their entirety.  The interest rate and maturity date of the bonds of Guarantee Series A shall be as set forth in the form of the bond of Guarantee Series A.

(c)           The interest on the bonds of Guarantee Series A so payable on any Interest Payment Date shall, subject to the exceptions provided in Section 3.07 of the Indenture, be paid to the person in whose name such Bond is registered on such Interest Payment Date.

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(d)           Interest shall be payable on the bonds of Guarantee Series B as set forth in the form of the bonds of Guarantee Series B.  The maturity date of the bonds of Guarantee Series B shall be as set forth in the form of the bonds of Guarantee Series B.

(e)           The bonds of Collateral Series A shall bear interest on each day that they are outstanding at such rate or rates per annum as shall cause the amount of interest payable on the bonds of Collateral Series A on an Interest Payment Date to equal the amount of outstanding Obligations under the OAQDA 2005-A Reimbursement Agreement (other than Tender Advances or reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the OAQDA 2005-A Reimbursement Agreement) payable on such Interest Payment Date; provided, however, such interest rate or rates on the bonds of Collateral Series A shall not exceed ten percent (10%) per annum (calculated on the basis of a year of 360 days for the actual days elapsed).  The bonds of Collateral Series A shall bear interest until the principal thereof shall be paid in full.

(f)           The interest on the bonds of Collateral Series A so payable on any Interest Payment Date shall, subject to the exceptions provided in Section 3.07 of the Indenture, and to the provisions of Section 2.04 of this Supplemental Indenture, be paid to the person in whose name such Bond is registered on such Interest Payment Date.

(g)           The bonds of Collateral Series B shall bear interest on each day that they are outstanding at such rate or rates per annum as shall cause the amount of interest payable on the bonds of Collateral Series B on an Interest Payment Date to equal the amount of outstanding Obligations under the OAQDA 2005-B Reimbursement Agreement (other than Tender Advances or reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the OAQDA 2005-B Reimbursement Agreement) payable on such Interest Payment Date; provided, however, such interest rate or rates on the bonds of Collateral Series B shall not exceed ten percent (10%) per annum (calculated on the basis of a year of 360 days for the actual days elapsed).  The bonds of Collateral Series B shall bear interest until the principal thereof shall be paid in full.

(h)           The interest on the bonds of Collateral Series B so payable on any Interest Payment Date shall, subject to the exceptions provided in Section 3.07 of the Indenture, and to the provisions of Section 2.04 of this Supplemental Indenture, be paid to the person in whose name such Bond is registered on such Interest Payment Date.

(i)           The bonds of Collateral Series C shall bear interest on each day that they are outstanding at such rate or rates per annum as shall cause the amount of interest payable on the bonds of Collateral Series C on an Interest Payment Date to equal the amount of outstanding Obligations under the OWDA 2005-A Reimbursement Agreement (other than Tender Advances or reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the OWDA 2005-A Reimbursement Agreement) payable on such Interest Payment Date; provided, however, such interest rate or rates on the bonds of Collateral Series C shall not exceed ten percent (10%) per annum (calculated on the basis of a year of 360 days for the actual days elapsed).  The bonds of Collateral Series C shall bear interest until the principal thereof shall be paid in full.

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(j)           The interest on the bonds of Collateral Series C so payable on any Interest Payment Date shall, subject to the exceptions provided in Section 3.07 of the Indenture, and to the provisions of Section 2.04 of this Supplemental Indenture, be paid to the person in whose name such Bond is registered on such Interest Payment Date.

(k)           The bonds of Collateral Series D shall bear interest on each day that they are outstanding at such rate or rates per annum as shall cause the amount of interest payable on the bonds of Collateral Series D on an Interest Payment Date to equal the amount of outstanding Obligations under the OWDA 2005-B Reimbursement Agreement (other than Tender Advances or reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the OWDA 2005-B Reimbursement Agreement) payable on such Interest Payment Date; provided, however, such interest rate or rates on the bonds of Collateral Series D shall not exceed ten percent (10%) per annum (calculated on the basis of a year of 360 days for the actual days elapsed).  The bonds of Collateral Series D shall bear interest until the principal thereof shall be paid in full.

(l)           The interest on the bonds of Collateral Series D so payable on any Interest Payment Date shall, subject to the exceptions provided in Section 3.07 of the Indenture, and to the provisions of Section 2.04 of this Supplemental Indenture, be paid to the person in whose name such Bond is registered on such Interest Payment Date.

(m)           The bonds of Collateral Series E shall bear interest on each day that they are outstanding at such rate or rates per annum as shall cause the amount of interest payable on the bonds of Collateral Series E on an Interest Payment Date to equal the amount of outstanding Obligations under the BCIDA 2005-A Reimbursement Agreement (other than Tender Advances or reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the BCIDA 2005-A Reimbursement Agreement) payable on such Interest Payment Date; provided, however, such interest rate or rates on the bonds of Collateral Series E shall not exceed ten percent (10%) per annum (calculated on the basis of a year of 360 days for the actual days elapsed).  The bonds of Collateral Series E shall bear interest until the principal thereof shall be paid in full.

(n)           The interest on the bonds of Collateral Series E so payable on any Interest Payment Date shall, subject to the exceptions provided in Section 3.07 of the Indenture, and to the provisions of Section 2.04 of this Supplemental Indenture, be paid to the person in whose name such Bond is registered on such Interest Payment Date.

(o)           The bonds of Collateral Series F shall bear interest on each day that they are outstanding at such rate or rates per annum as shall cause the amount of interest payable on the bonds of Collateral Series F on an Interest Payment Date to equal the amount of outstanding Obligations under the OWDA 2006-A Reimbursement Agreement (other than Tender Advances or reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the OWDA 2006-A Reimbursement Agreement) payable on such Interest Payment Date; provided, however, such interest rate or rates on the bonds of Collateral Series F shall not exceed ten percent (10%) per annum (calculated on the basis of a year of 360 days

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 for the actual days elapsed).  The bonds of Collateral Series F shall bear interest until the principal thereof shall be paid in full.

(p)           The interest on the bonds of Collateral Series F so payable on any Interest Payment Date shall, subject to the exceptions provided in Section 3.07 of the Indenture, and to the provisions of Section 2.04 of this Supplemental Indenture, be paid to the person in whose name such Bond is registered on such Interest Payment Date.

(q)           The bonds of Collateral Series G shall bear interest on each day that they are outstanding at such rate or rates per annum as shall cause the amount of interest payable on the bonds of Collateral Series G on an Interest Payment Date to equal the amount of outstanding Obligations under the BCIDA 2006-A Reimbursement Agreement (other than Tender Advances or reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the BCIDA 2006-A Reimbursement Agreement) payable on such Interest Payment Date; provided, however, such interest rate or rates on the bonds of Collateral Series G shall not exceed ten percent (10%) per annum (calculated on the basis of a year of 360 days for the actual days elapsed).  The bonds of Collateral Series G shall bear interest until the principal thereof shall be paid in full.

(r)           The interest on the bonds of Collateral Series G so payable on any Interest Payment Date shall, subject to the exceptions provided in Section 3.07 of the Indenture, and to the provisions of Section 2.04 of this Supplemental Indenture, be paid to the person in whose name such Bond is registered on such Interest Payment Date.

SECTION 2.03.  Bonds Issued as Collateral Security.  The bonds of Guarantee Series A shall be issued, delivered, and pledged to, and registered in the name of, the OWDA 2009-A Revenue Bond Trustee in order to secure and provide for, and as collateral security for, the due and punctual payment of the principal of and interest on the OWDA 2009-A Revenue Bonds.  The bonds of Guarantee Series B shall be issued, delivered, and pledged to, and registered in the name of, FirstEnergy Service Company, as Custodian, under the Custodian Agreement (as defined below) pursuant to which it acts on behalf of the Guaranteed Parties under the Guaranty Agreement, in order to secure and provide for, and as collateral security for, the Company’s obligations under the Guaranty Agreement.  The bonds of Collateral Series A shall be issued, delivered, and pledged to, and registered in the name of, the Administrative Agent under the OAQDA 2005-A Reimbursement Agreement in order to secure and provide for, and as collateral security for, the due and punctual payment of the Obligations arising thereunder.  The bonds of Collateral Series B shall be issued, delivered, and pledged to, and registered in the name of, the Administrative Agent under the OAQDA 2005-B Reimbursement Agreement in order to secure and provide for, and as collateral security for, the due and punctual payment of the Obligations arising thereunder.  The bonds of Collateral Series C shall be issued, delivered, and pledged to, and registered in the name of, the Administrative Agent under the OWDA 2005-A Reimbursement Agreement in order to secure and provide for, and as collateral security for, the due and punctual payment of the Obligations arising thereunder.  The bonds of Collateral Series D shall be issued, delivered, and pledged to, and registered in the name of, the Administrative Agent under the OWDA 2005-B Reimbursement Agreement in order to secure and provide for, and as collateral security for, the due and punctual payment of the Obligations arising

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 thereunder.  The bonds of Collateral Series E shall be issued, delivered, and pledged to, and registered in the name of, the Administrative Agent under the BCIDA 2005-A Reimbursement Agreement in order to secure and provide for, and as collateral security for, the due and punctual payment of the Obligations arising thereunder.  The bonds of Collateral Series F shall be issued, delivered, and pledged to, and registered in the name of, the Administrative Agent under the OWDA 2006-A Reimbursement Agreement in order to secure and provide for, and as collateral security for, the due and punctual payment of the Obligations arising thereunder.  The bonds of Collateral Series G shall be issued, delivered, and pledged to, and registered in the name of, the Administrative Agent under the BCIDA 2006-A Reimbursement Agreement in order to secure and provide for, and as collateral security for, the due and punctual payment of the Obligations arising thereunder.

SECTION 2.04.  Credit for Payments of the Revenue Bonds and Payments under the Reimbursement Agreements.  (a) If and when the principal of any OWDA 2009-A Revenue Bonds is paid, then there is deemed to be paid an equal principal amount of the bonds of Guarantee Series A then outstanding; provided, however, that such payment of the bonds of Guarantee Series A is deemed to be made only when and to the extent that notice of such payment of such OWDA 2009-A Revenue Bonds is given by the Company to the Trustee.

(b)           The Company shall receive a credit against its obligation to make any payment of interest on the bonds of Collateral Series A, whether on an Interest Payment Date, at maturity, upon redemption, upon acceleration or otherwise, in an amount equal to the amount, if any, paid by or for the account of the Company in respect of any corresponding payment of the Obligations outstanding under the OAQDA 2005-A Reimbursement Agreement (other than Tender Advances or reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the OAQDA 2005-A Reimbursement Agreement).  The obligation of the Company to make any payment with respect to the principal of the bonds of Collateral Series A shall be credited in full if, at the time that any such payment of principal shall be due, there shall have been paid by or for the account of the Company an equivalent amount of Obligations constituting demand loans pursuant to Section 2.04 of the OAQDA 2005-A Reimbursement Agreement.  No payment of principal of such Tender Advances or demand loans under the 2005-A OAQDA Reimbursement Agreement or under the bonds of Collateral Series A shall reduce the stated principal amount of the bonds of Collateral Series A unless, and only to the extent that, the OAQDA 2005-A Reimbursement Agreement shall be terminated concurrently therewith in accordance with the provisions of Section 2.02(c) of the OAQDA 2005-A Reimbursement Agreement.

(c)           The Trustee may conclusively presume that the obligation of the Company to pay the principal of, and interest on, the bonds of Collateral Series A, as the same shall become due and payable, has been credited in accordance with this Section 2.04 unless and until it shall have received a written notice (including a telecopy or other form of written communication) from an authorized representative of the Administrative Agent stating that payment of Obligations due under the OAQDA 2005-A Reimbursement Agreement has become due and payable and has not been fully paid and specifying the amount of funds required to make such payment.

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(d)           The Company shall receive a credit against its obligation to make any payment of interest on the bonds of Collateral Series B, whether on an Interest Payment Date, at maturity, upon redemption, upon acceleration or otherwise, in an amount equal to the amount, if any, paid by or for the account of the Company in respect of any corresponding payment of the Obligations outstanding under the OAQDA 2005-B Reimbursement Agreement (other than Tender Advances or reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the OAQDA 2005-B Reimbursement Agreement).  The obligation of the Company to make any payment with respect to the principal of the bonds of Collateral Series B shall be credited in full if, at the time that any such payment of principal shall be due, there shall have been paid by or for the account of the Company an equivalent amount of Obligations constituting demand loans pursuant to Section 2.04 of the OAQDA 2005-B Reimbursement Agreement.  No payment of principal of such Tender Advances or demand loans under the OAQDA 2005-B Reimbursement Agreement or under the bonds of Collateral Series B shall reduce the stated principal amount of the bonds of Collateral Series B unless, and only to the extent that, the OAQDA 2005-B Reimbursement Agreement shall be terminated concurrently therewith in accordance with the provisions of Section 2.02(c) of the OAQDA 2005-B Reimbursement Agreement.

(e)           The Trustee may conclusively presume that the obligation of the Company to pay the principal of, and interest on, the bonds of Collateral Series B, as the same shall become due and payable, has been credited in accordance with this Section 2.04 unless and until it shall have received a written notice (including a telecopy or other form of written communication) from an authorized representative of the Administrative Agent stating that payment of Obligations due under the OAQDA 2005-B Reimbursement Agreement has become due and payable and has not been fully paid and specifying the amount of funds required to make such payment.

(f)           The Company shall receive a credit against its obligation to make any payment of interest on the bonds of Collateral Series C, whether on an Interest Payment Date, at maturity, upon redemption, upon acceleration or otherwise, in an amount equal to the amount, if any, paid by or for the account of the Company in respect of any corresponding payment of the Obligations outstanding under the OWDA 2005-A Reimbursement Agreement (other than Tender Advances or reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the OWDA 2005-A Reimbursement Agreement).  The obligation of the Company to make any payment with respect to the principal of the bonds of Collateral Series C shall be credited in full if, at the time that any such payment of principal shall be due, there shall have been paid by or for the account of the Company an equivalent amount of Obligations constituting demand loans pursuant to Section 2.04 of the OWDA 2005-A Reimbursement Agreement.  No payment of principal of such Tender Advances or demand loans under the OWDA 2005-A Reimbursement Agreement or under the bonds of Collateral Series C shall reduce the stated principal amount of the bonds of Collateral Series C unless, and only to the extent that, the OWDA 2005-A Reimbursement Agreement shall be terminated concurrently therewith in accordance with the provisions of Section 2.02(c) of the OWDA 2005-A Reimbursement Agreement.

(g)           The Trustee may conclusively presume that the obligation of the Company to pay the principal of, and interest on, the bonds of Collateral Series C, as the same shall become due

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 and payable, has been credited in accordance with this Section 2.04 unless and until it shall have received a written notice (including a telecopy or other form of written communication) from an authorized representative of the Administrative Agent stating that payment of Obligations due under the OWDA 2005-A Reimbursement Agreement has become due and payable and has not been fully paid and specifying the amount of funds required to make such payment.

(h)           The Company shall receive a credit against its obligation to make any payment of interest on the bonds of Collateral Series D, whether on an Interest Payment Date, at maturity, upon redemption, upon acceleration or otherwise, in an amount equal to the amount, if any, paid by or for the account of the Company in respect of any corresponding payment of the Obligations outstanding under the OWDA 2005-B Reimbursement Agreement (other than Tender Advances or reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the OWDA 2005-B Reimbursement Agreement).  The obligation of the Company to make any payment with respect to the principal of the bonds of Collateral Series D shall be credited in full if, at the time that any such payment of principal shall be due, there shall have been paid by or for the account of the Company an equivalent amount of Obligations constituting demand loans pursuant to Section 2.04 of the OWDA 2005-B Reimbursement Agreement.  No payment of principal of such Tender Advances or demand loans under the OWDA 2005-B Reimbursement Agreement or under the bonds of Collateral Series D shall reduce the stated principal amount of the bonds of Collateral Series D unless, and only to the extent that, the OWDA 2005-B Reimbursement Agreement shall be terminated concurrently therewith in accordance with the provisions of Section 2.02(c) of the OWDA 2005-B Reimbursement Agreement.

(i)           The Trustee may conclusively presume that the obligation of the Company to pay the principal of, and interest on, the bonds of Collateral Series D, as the same shall become due and payable, has been credited in accordance with this Section 2.04 unless and until it shall have received a written notice (including a telecopy or other form of written communication) from an authorized representative of the Administrative Agent stating that payment of Obligations due under the OWDA 2005-B Reimbursement Agreement has become due and payable and has not been fully paid and specifying the amount of funds required to make such payment.

(j)           The Company shall receive a credit against its obligation to make any payment of interest on the bonds of Collateral Series E, whether on an Interest Payment Date, at maturity, upon redemption, upon acceleration or otherwise, in an amount equal to the amount, if any, paid by or for the account of the Company in respect of any corresponding payment of the Obligations outstanding under the BCIDA 2005-A Reimbursement Agreement (other than Tender Advances or reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the BCIDA 2005-A Reimbursement Agreement).  The obligation of the Company to make any payment with respect to the principal of the bonds of Collateral Series E shall be credited in full if, at the time that any such payment of principal shall be due, there shall have been paid by or for the account of the Company an equivalent amount of Obligations constituting demand loans pursuant to Section 2.04 of the BCIDA 2005-A Reimbursement Agreement.  No payment of principal of such Tender Advances or demand loans under the BCIDA 2005-A Reimbursement Agreement or under the bonds of Collateral Series E shall reduce the stated principal amount of the bonds of Collateral Series E unless, and only to

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 the extent that, the BCIDA 2005-A Reimbursement Agreement shall be terminated concurrently therewith in accordance with the provisions of Section 2.02(c) of the BCIDA 2005-A Reimbursement Agreement.

(k)           The Trustee may conclusively presume that the obligation of the Company to pay the principal of, and interest on, the bonds of Collateral Series E, as the same shall become due and payable, has been credited in accordance with this Section 2.04 unless and until it shall have received a written notice (including a telecopy or other form of written communication) from an authorized representative of the Administrative Agent stating that payment of Obligations due under the BCIDA 2005-A Reimbursement Agreement has become due and payable and has not been fully paid and specifying the amount of funds required to make such payment.

(l)           The Company shall receive a credit against its obligation to make any payment of interest on the bonds of Collateral Series F, whether on an Interest Payment Date, at maturity, upon redemption, upon acceleration or otherwise, in an amount equal to the amount, if any, paid by or for the account of the Company in respect of any corresponding payment of the Obligations outstanding under the OWDA 2006-A Reimbursement Agreement (other than Tender Advances or reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the OWDA 2006-A Reimbursement Agreement).  The obligation of the Company to make any payment with respect to the principal of the bonds of Collateral Series F shall be credited in full if, at the time that any such payment of principal shall be due, there shall have been paid by or for the account of the Company an equivalent amount of Obligations constituting demand loans pursuant to Section 2.04 of the OWDA 2006-A Reimbursement Agreement.  No payment of principal of such Tender Advances or demand loans under the OWDA 2006-A Reimbursement Agreement or under the bonds of Collateral Series F shall reduce the stated principal amount of the bonds of Collateral Series F unless, and only to the extent that, the OWDA 2006-A Reimbursement Agreement shall be terminated concurrently therewith in accordance with the provisions of Section 2.02(c) of the OWDA 2006-A Reimbursement Agreement.

(m)           The Trustee may conclusively presume that the obligation of the Company to pay the principal of, and interest on, the bonds of Collateral Series F, as the same shall become due and payable, has been credited in accordance with this Section 2.04 unless and until it shall have received a written notice (including a telecopy or other form of written communication) from an authorized representative of the Administrative Agent stating that payment of Obligations due under the OWDA 2006-A Reimbursement Agreement has become due and payable and has not been fully paid and specifying the amount of funds required to make such payment.

(n)           The Company shall receive a credit against its obligation to make any payment of interest on the bonds of Collateral Series G, whether on an Interest Payment Date, at maturity, upon redemption, upon acceleration or otherwise, in an amount equal to the amount, if any, paid by or for the account of the Company in respect of any corresponding payment of the Obligations outstanding under the BCIDA 2006-A Reimbursement Agreement (other than Tender Advances or reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the BCIDA 2006-A Reimbursement Agreement).  The obligation of the Company to make any payment with respect to the principal of the bonds of

14

Collateral Series G shall be credited in full if, at the time that any such payment of principal shall be due, there shall have been paid by or for the account of the Company an equivalent amount of Obligations constituting demand loans pursuant to Section 2.04 of the BCIDA 2006-A Reimbursement Agreement.  No payment of principal of such Tender Advances or demand loans under the BCIDA 2006-A Reimbursement Agreement or under the bonds of Collateral Series G shall reduce the stated principal amount of the bonds of Collateral Series G unless, and only to the extent that, the BCIDA 2006-A Reimbursement Agreement shall be terminated concurrently therewith in accordance with the provisions of Section 2.02(c) of the BCIDA 2006-A Reimbursement Agreement.

(o)           The Trustee may conclusively presume that the obligation of the Company to pay the principal of, and interest on, the bonds of Collateral Series G, as the same shall become due and payable, has been credited in accordance with this Section 2.04 unless and until it shall have received a written notice (including a telecopy or other form of written communication) from an authorized representative of the Administrative Agent stating that payment of Obligations due under the BCIDA 2006-A Reimbursement Agreement has become due and payable and has not been fully paid and specifying the amount of funds required to make such payment.

SECTION 2.05.  Execution of Bonds.  The bonds of June 2009 Series shall be executed on behalf of the Company in accordance with Section 3.03 of the Indenture.

SECTION 2.06.  Medium and Places of Payment of Principal of, and Interest on, Bonds; Transferability and Exchangeability.  The principal of, and the interest on, the bonds of June 2009 Series shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and such principal and interest shall be payable at the office or agency of the Company in the City of Cleveland, State of Ohio.  The Corporate Trust Office of the Trustee shall serve as the initial location of such office.  Subject to the limitations provided herein, the bonds of June 2009 Series shall be transferable and exchangeable, in the manner provided in Sections 3.05 and 3.06 of the Indenture, at said office or agency.  The bonds of Guarantee Series A shall not be transferable except (i) to a successor to the OWDA 2009-A Revenue Bond Trustee under the OWDA 2009-A Revenue Bond Indenture, (ii) in connection with the exercise of the rights and remedies of the holder thereof consequent upon an event of default as defined in the Indenture, or (iii) as may be necessary to comply with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.  The bonds of Guarantee Series B shall not be transferable except (i) to a successor to FirstEnergy Service Company, an Ohio corporation (“FirstEnergy Service”) as Custodian, under the Custodian Agreement dated as of June 16, 2009, among FirstEnergy Service and the Guaranteed Parties, relating to the Guaranty Agreement, (ii) in connection with the exercise of the rights and remedies of the holder thereof consequent upon an “event of default” or an “early termination date” as defined in the Agreements referred to in the Guaranty Agreement or an event of default as defined in the Indenture, or (iii) as may be necessary to comply with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.  The bonds of June 2009 Collateral Series shall not be transferable except (i) to a successor to the respective Administrative Agent under the respective Reimbursement Agreement, (ii) in connection with the exercise of the rights and remedies of the holder thereof consequent upon an

15

event of default as defined in the Indenture, or (iii) as may be necessary to comply with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.  No charge shall be made by the Company to the registered owner of any bond of Series for the registration of transfer of such Bond or for the exchange thereof for Bonds of the same series of other authorized denominations, except, in the case of any transfer, a charge sufficient to reimburse the Company for any stamp or other tax or governmental charge required to be paid by the Company or the Trustee.

SECTION 2.07.  Denominations and Numbering of Bonds.  The bonds of June 2009 Series shall be issued in the denomination of $1,000 and any integral multiple thereof.  The bonds of June 2009 Series shall each be numbered R-1 and consecutively upwards.

SECTION 2.08.  Temporary Bonds.  Until definitive bonds of June 2009 Series are ready for delivery, there may be authenticated and issued in lieu of any thereof and subject to all of the provisions, limitations, and conditions set forth in Section 3.04 of the Indenture, temporary registered bonds of June 2009 Series without coupons.

SECTION 2.09.  Mandatory Redemption.  The bonds of June 2009 Series shall be subject to mandatory redemption as provided in the respective forms thereof.

SECTION 2.10.  Confirmation of Lien.  The Company, for the equal and proportionate benefit and security of the holders of all Bonds at any time issued under the Indenture, hereby confirms the lien and security interest of the Indenture upon, and hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and grants to the Trustee a security interest in, the Mortgaged Property (as defined in the Indenture), including the real property legally described on Exhibit J attached hereto and made a part hereof, but excluding from such lien, security interest and grant all property which, by virtue of any of the provisions of the Indenture, is excluded from the lien, security interests and granting clauses thereof.

ARTICLE III

AMENDMENTS

SECTION 3.01                                Amendments.                                  The Indenture is hereby amended in the following respects.

(a)           Section 4.03(b)(iv) is amended and restated in its entirety as follows:

16

“(iv)
in case any Property Additions acquired, made or constructed after the date of the execution and delivery of this Indenture are shown by the Engineer’s Certificate provided for in clause (ii) above to have been acquired, made or constructed in whole or in part through the delivery of securities or other property, a written appraisal of an Engineer or Appraiser stating, in the judgment of such Engineer or Appraiser, the fair market value in cash of such securities or other property at the time of delivery thereof in payment for or for the acquisition of such Property Additions;” and

(b)           The real property description set forth on Exhibit A of the Original Indenture is hereby deleted and replaced with the real property description set forth on Exhibit J attached to this Supplemental Indenture and incorporated herein by reference.

ARTICLE IV

MISCELLANEOUS

SECTION 4.01                                Except as herein otherwise expressly provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture; the Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals herein or in the bonds of June 2009 Series (except the Trustee’s authentication certificate), all of which are made by the Company solely; and this Supplemental Indenture is executed and accepted by the Trustee, subject to all the terms and conditions set forth in the Indenture, as fully to all intents and purposes as if the terms and conditions of the Indenture were herein set forth at length.

SECTION 4.02                                As supplemented by this Supplemental Indenture, the Indenture is in all respects ratified and confirmed, and the Indenture as herein defined, and this Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

SECTION 4.03                                Nothing in this Supplemental Indenture contained shall or shall be construed to confer upon any person other than a Holder of Bonds issued under the Indenture, the Company and the Trustee any right or interest to avail himself of any benefit under any provision of the Indenture or of this Supplemental Indenture.

SECTION 4.04                                This Supplemental Indenture may be simultaneously executed in several counterparts and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

[Remainder of this page intentionally left blank.]

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IN WITNESS WHEREOF, FIRSTENERGY NUCLEAR GENERATION CORP., party of the first part hereto, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., party of the second part hereto, have caused these presents to be executed in their respective names as of the day and year first above written.

FIRSTENERGY NUCLEAR GENERATION CORP.

By:	/s/ James F. Pearson
James F. Pearson
Vice President and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Biagio S. Impala
Biagio S. Impala
Vice President

STATE OF OHIO                                   )

 )ss.:

COUNTY OF                                          )

On the 15th day of June, 2009, personally appeared before me, a Notary Public in and for the said County and State aforesaid, James F. Pearson, to me known and known to me to be the Vice President and Treasurer of FIRSTENERGY NUCLEAR GENERATION CORP., the corporation which executed the foregoing instrument, and who severally acknowledged that he did sign such instrument as such Vice President and Treasurer of FIRSTENERGY NUCLEAR GENERATION CORP., the same is his free act and deed and the free and corporate act and deed of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the 15th day of June, 2009.

/s/ Kathleen M. Hofacre
________________, Notary Public
Commission Expires______________

      [Seal]

STATE OF OHIO                                     )
                                                                  )ss.:
COUNTY OF CUYAHOGA                    )

On the 15 day of June, 2009, personally appeared before me, a Notary Public in and for the said County and State aforesaid, Biagio S. Impala, to me known and known to me to be a Vice President of THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., the national banking association which executed the foregoing instrument, and who severally acknowledged that he did sign such instrument as such Vice President for and on behalf of said national banking association and that the same is his free act and deed and the free and corporate act and deed of said national banking association.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the 15 day of June, 2009.

J. Weber
________________, Notary Public
Commission Expires ______________

[Seal]

The Bank of New York Mellon Trust Company, N.A. hereby certifies that its precise name and address as Trustee is:

   The Bank of New York Mellon Trust Company, N.A.
           Global Corporate Trust
   1660 West 2nd Street, Suite 830
                                   Cleveland, Ohio 44113

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ Biagio S. Impala
Biagio S. Impala
Vice President

THIS INSTRUMENT PREPARED BY:

Lucas F. Torres
Akin Gump Strauss Hauer & Feld LLP
One Bryant Park
New York, NY 10036

Exhibit A

[FORM OF FIRST MORTGAGE BOND OF GUARANTEE SERIES A]

This Bond is not transferable except (i) to a successor trustee under the Trust  Indenture, dated as of June 1, 2009, between the Ohio Water Development Authority and The Bank of New York Mellon Trust Company, N.A., as trustee, referred to herein, (ii) in connection with the exercise of the rights and remedies of the holder hereof consequent upon an “Event of Default” as defined in the Indenture referred to herein or (iii) as may be necessary to comply with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.

FIRSTENERGY NUCLEAR GENERATION CORP.

First Mortgage Bond, Guarantee Series A of 2009 due 2033

Due June 1, 2033

$[_____________________]                                                                                                                                                                                                                                                              No. R-__

FIRSTENERGY NUCLEAR GENERATION CORP., a corporation of the State of Ohio (herein, together with its successors and assigns, the “Company”), for value received promises to pay to The Bank of New York Mellon Trust Company, N.A., as trustee (the “Revenue Bond Trustee”) under that certain Trust Indenture, dated as of June 1, 2009, between the Ohio Water Development Authority and the Revenue Bond Trustee, securing $107,500,000 of State of Ohio Pollution Control Revenue Refunding Bonds, Series 2009-A (FirstEnergy Nuclear Generation Corp. Project) issued for the benefit of the Company (the “Revenue Bonds”) (such Trust Indenture, as amended from time to time, hereinafter the “Revenue Bond Indenture”), or registered assigns, on June 1, 2033, the principal sum of [_____________________] Dollars, and to pay interest on the unpaid principal amount from the Initial Interest Accrual Date (as hereinafter defined) at the Revenue Bond Interest Rate (as hereinafter defined) per annum payable semi-annually on June 1 and December 1 in each year commencing on the June 1 or December 1 immediately succeeding the Initial Interest Accrual Date (each such date herein referred to as an “Interest Payment Date”) on and until maturity, or, in the case of any Bonds of this series duly called for redemption, on and until the redemption date, or in the case of any default by the Company in the payment of the principal due on any Bonds of this series, until the Company’s obligation with respect to the payment of such principal shall be discharged as provided in the Indenture (as hereinafter defined).  The interest on each Bond of this series so payable on any Interest Payment Date shall, subject to the exceptions provided in Section 3.07 of the Indenture, be paid to the person in whose name such Bond is registered on the date of such payment.  The principal of, and the interest on, this Bond shall be payable at the office or agency of the Company in the City of Cleveland, State of Ohio in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Exhibit A-1

This Bond is one of an issue of Bonds of the Company known as its First Mortgage Bonds, issued and to be issued in one or more series under and secured by an Open-End Mortgage, General Mortgage Indenture and Deed of Trust, dated as of June 1, 2009, duly executed by the Company to The Bank of New York Mellon Trust Company, N.A., a national banking association organized and existing under the laws of the United States of America, as Trustee (the “Trustee”), and indentures supplemental thereto, heretofore or hereafter executed, including the First Supplemental Indenture dated as of June 15, 2009 (as amended, supplemented, modified or restated, the “Supplemental Indenture”), to which Open-End Mortgage, General Mortgage Indenture and Deed of Trust and all indentures supplemental thereto (collectively referred to as the “Indenture”) reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which such Bonds are, and are to be, issued and secured, and the rights of the owners of such Bonds and the Trustee in respect of such security.  As provided in the Indenture, such Bonds may be in various principal sums, are issuable in series, may mature at different times, may bear interest at different rates and may otherwise vary as therein provided; and this Bond is one Bond of a series entitled “First Mortgage Bonds, Guarantee Series A of 2009 due 2033,” created by the Supplemental Indenture, as provided for in the Indenture, and authorized for issuance in an aggregate principal amount of up to $107,500,000.

If and when the principal of any Revenue Bonds is paid, then there is deemed to be paid an equal principal amount of the Bonds of this series then outstanding; provided, however, that such payment of the Bonds of this series is deemed to be made only when and to the extent that notice of such payment of such Revenue Bonds is given by the Company to the Trustee.

The Bonds of this series shall be redeemed by the Company in whole at any time prior to maturity at a redemption price of 100% of the principal amount thereof plus accrued and unpaid interest to the date of redemption following receipt by the Trustee of written demand for redemption (a “Redemption Demand”) from an authorized representative of the Revenue Bond Trustee under the Revenue Bond Indenture stating that the principal amount of all the Revenue Bonds then outstanding under the Revenue Bond Indenture has been declared due and payable pursuant to the provisions of Section 11.02 of the Revenue Bond Indenture, specifying the date of the accelerated maturity of such Revenue Bonds and the date or dates from which interest on the Revenue Bonds has then accrued and is unpaid (specifying the rate or rates of such accrual and the principal amount of the particular Revenue Bonds to which such rates apply), stating such declaration of maturity has not been annulled and demanding payment of the principal amount of the Bonds of this series plus accrued interest thereon to the date fixed for such redemption. The date fixed for such redemption shall be set forth in the aforesaid Redemption Demand and shall not be earlier than the date specified in such Redemption Demand as the date of accelerated maturity of the Revenue Bonds then outstanding under the Revenue Bond Indenture and not later than forty-five days after the Trustee’s receipt of such Redemption Demand unless such forty-fifth day is earlier than such date of accelerated maturity.  The Revenue Bond Trustee as the sole holder of the Bonds of this series, and any successor thereto, hereby irrevocably waives any requirement of notice of such redemption under Section 5.04 of the Indenture.  Upon receipt of the aforesaid Redemption Demand, the earliest date from which unpaid interest on the Revenue Bonds has then accrued (as specified by the Revenue Bond Trustee in the Redemption Demand) shall become the initial interest accrual date (the “Initial Interest Accrual Date”) with respect to the Bonds of this series; provided, however, on any

Exhibit A-2

demand for payment of the principal amount thereof at maturity as a result of the principal of the Revenue Bonds becoming due and payable on the maturity date of the Bonds of this series, the earliest date from which unpaid interest on the Revenue Bonds has then accrued shall become the Initial Interest Accrual Date with respect to the Bonds of this series, such date, together with each other different date from which unpaid interest on the Revenue Bonds has then accrued, to be as stated in a written notice from the Revenue Bond Trustee to the Trustee, which notice shall also specify the rate or rates of such accrual and the principal amount of the particular Revenue Bonds to which such rate or rates apply.  Such redemption shall become null and void for all purposes under the Indenture (including the fixing of the Initial Interest Accrual Date with respect to the Bonds of this series) upon receipt by the Trustee of written notice from the Revenue Bond Trustee of the annulment of the acceleration of the maturity of the Revenue Bonds then outstanding under the Revenue Bond Indenture and of the rescission of the aforesaid Redemption Demand prior to the redemption date specified in the Redemption Demand, and thereupon no redemption of the Bonds of this series and no payment in respect thereof as specified in the Redemption Demand, shall be effected or required.  But no such rescission shall extend to any subsequent Redemption Demand from the Revenue Bond Trustee or impair any right consequent on any such subsequent Redemption Demand.

The “Revenue Bond Interest Rate” shall be the same rate of interest per annum as is borne by the Revenue Bonds; provided, however, that if there are different rates of interest borne by the Revenue Bonds, or if interest is required to be paid on the Revenue Bonds more frequently than on each June 1 or December 1, the Revenue Bond Interest Rate shall be the rate that results in the total amount of interest payable on an Interest Payment Date, a redemption date or at maturity, as the case may be, or at any other time interest on this Bond is due and payable, to be equal to the total amount of unpaid interest that has accrued on all then outstanding Revenue Bonds.

The principal of this Bond may be declared or may become due before the maturity hereof, on the conditions, in the manner and at the times set forth in the Indenture, upon the happening of an Event of Default as therein defined.

From and after the Release Date (as defined in the Revenue Bond Indenture), the Bonds of this series shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated.  On the Release Date or promptly following, the Bonds of this series shall be surrendered to and cancelled by the Trustee.

No recourse shall be had for the payment of the principal of or premium, or interest if any, on this Bond, or any part hereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any Constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, officers and directors being released by the registered owner hereof by the acceptance of this Bond and being likewise waived and released by the terms of the Indenture.

Exhibit A-3

This Bond is nontransferable except to (i) effect transfer to any successor to the Revenue Bond Trustee under the Revenue Bond Indenture, (ii) in connection with the exercise of the rights and remedies of the holder hereof consequent upon an “Event of Default” as defined in the Indenture or (iii) as may be necessary to comply with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.  But this Bond is exchangeable by the registered holder hereof, in person or by attorney duly authorized, at the Corporate Trust Office of the Trustee, any such permitted transfer or exchange to be made in the manner and upon the conditions prescribed in the Indenture, upon the surrender and cancellation of this Bond and the payment of any applicable taxes and fees required by law, and upon any such transfer or exchange a new registered Bond or Bonds of the same series and tenor, will be issued to the authorized transferee, or the registered holder, as the case may be. The Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes.

This Bond shall not be valid until authenticated by the manual signature of the Trustee, or a successor Trustee or Authenticating Agent appointed pursuant to the Indenture.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed in its name by the manual or facsimile signature of an Authorized Executive Officer and attested by the manual or facsimile signature of another Authorized Executive Officer.

Dated: _____________

FIRSTENERGY NUCLEAR GENERATION
 CORP.

                                                                                 By: ____________________________
                                                                          Title:

Attest:

Title:

[FORM OF TRUSTEE’S AUTHENTICATION CERTIFICATE]

TRUSTEE’S AUTHENTICATION CERTIFICATE

This is one of the Bonds of the series designated therein referred to in the within-mentioned Indenture.

     THE BANK OF NEW YORK MELLON TRUST
COMPANY, N.A., as Trustee

Exhibit A-4

By:___________________________
              Authorized Signatory

Exhibit A-5

Exhibit B

[FORM OF FIRST MORTGAGE BOND OF GUARANTEE SERIES B]

This Bond is not transferable except (i) to a successor to FirstEnergy Service Company, as Custodian, under the Custodian Agreement referred to herein pursuant to which it acts on behalf of The Cleveland Electric Illuminating Company, The Toledo Edison Company and Ohio Edison Company, as Guaranteed Parties under the Guaranty Agreement, of the Company, as Guarantor, as referred to herein, (ii) in connection with the exercise of the rights and remedies of the holder hereof consequent upon an “Event of Default” or an “Early Termination Date” as defined in the Agreements referred to in the Guaranty Agreement or an “Event of Default” as defined in the Indenture or (iii) as may be necessary to comply with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.

FIRSTENERGY NUCLEAR GENERATION CORP.

First Mortgage Bond, Guarantee Series B of 2009 due 2011

Due May 31, 2011

                Maximum Principal

Amount: $[                              ]                                                                                                                                                                                                                                                No. R-__

FIRSTENERGY NUCLEAR GENERATION CORP., a corporation of the State of Ohio (herein, together with its successors and assigns, the “Company”), for value received promises to pay to FirstEnergy Service Company, a corporation of the State of Ohio (“FirstEnergy Service”) as Custodian, under the Custodian Agreement (as defined below), pursuant to which it acts on behalf of The Cleveland Electric Illuminating Company, The Toledo Edison Company and Ohio Edison Company, as Guaranteed Parties under the Company’s Guaranty Agreement (the “Guaranty Agreement”), or registered assigns, on May 31, 2011, the principal sum equal to the lesser of (a) the Demand Amount (as defined in the Guaranty Agreement), if any, due and owing on such date and (b) the maximum principal amount set forth above.  Interest on the Bonds of this series shall only be payable in the case of any default by the Company in the payment of the principal due on any Bonds of this series, until the Company’s obligation with respect to the payment of such principal shall be discharged as provided in the Indenture (as hereinafter defined), and shall accrue from the date of such default until payment at a default rate of 8.0% per annum.  The interest on each Bond of this series so payable shall, subject to the exceptions provided in Section 3.07 of the Indenture, be paid to the person in whose name such Bond is registered on the date of such payment.  The principal of, and the interest on, this Bond shall be payable at the office or agency of the Company in the City of Cleveland, State of Ohio in any

Exhibit B-1

coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

This Bond is one of an issue of Bonds of the Company known as its First Mortgage Bonds, issued and to be issued in one or more series under and secured by an Open-End Mortgage, General Mortgage Indenture and Deed of Trust, dated as of June 1, 2009, duly executed by the Company to The Bank of New York Mellon Trust Company, N.A., a national banking association organized and existing under the laws of the United States of America, as Trustee (the “Trustee”), and indentures supplemental thereto, heretofore or hereafter executed, including the First Supplemental Indenture dated as of June 15, 2009 (as amended, supplemented, modified or restated, the “Supplemental Indenture”), to which Open-End Mortgage, General Mortgage Indenture and Deed of Trust and all indentures supplemental thereto (collectively referred to as the “Indenture”) reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which such Bonds are, and are to be, issued and secured, and the rights of the owners of such Bonds and the Trustee in respect of such security.  As provided in the Indenture, such Bonds may be in various principal sums, are issuable in series, may mature at different times, may bear interest at different rates and may otherwise vary as therein provided; and this Bond is one Bond of a series entitled “First Mortgage Bonds, Guarantee Series B of 2009 due 2011,” created by the Supplemental Indenture, as provided for in the Indenture, and authorized for issuance in an aggregate principal amount of up to $500,000,000.

Upon receipt of a Demand Notice (as defined in the Guaranty Agreement) by the Company and the Trustee from an authorized representative of the holder hereof at any time prior to maturity, the Bonds of this series shall be redeemed by the Company in whole on the third Business Day following receipt of such notice at a redemption price equal to the lesser of (a) the Demand Amount specified in such Demand Notice and (b) 100% of the aggregate maximum principal amount of Bonds of this series then outstanding.  Any such redemption shall become null and void for all purposes under the Indenture upon receipt by the Company and the Trustee of written notice from an authorized representative of the holder hereof of the rescission of the aforesaid Demand Notice prior to the redemption date, and thereupon no redemption of the Bonds of this series and no payment in respect thereof as specified in the Demand Notice, shall be effected or required.  But no such rescission shall extend to any subsequent Demand Notice from an authorized representative of the holder hereof or impair any right consequent on any such subsequent Demand Notice.

The principal of this Bond may be declared or may become due before the maturity hereof, on the conditions, in the manner and at the times set forth in the Indenture, upon the happening of an Event of Default as therein defined.  In such event, the aggregate amount due and payable in respect of the Bonds of this series shall be the Default Amount (as defined in the Guaranty Agreement) as of such date.  Upon notice to the holder hereof of any such declaration or acceleration, the holder shall provide the Trustee with a calculation of such Default Amount.

No recourse shall be had for the payment of the principal of or premium, or interest if any, on this Bond, or any part hereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, stockholder, officer or director, as such, past,

Exhibit B-2

present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any Constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, officers and directors being released by the registered owner hereof by the acceptance of this Bond and being likewise waived and released by the terms of the Indenture.

This Bond is nontransferable except to (i) effect transfer to any successor to FirstEnergy Service, as Custodian, under the Custodian Agreement, dated as of June 16, 2009, among FirstEnergy Service and the Guaranteed Parties, relating to the Guaranty Agreement (the “Custodian Agreement”), (ii) in connection with the exercise of the rights and remedies of the holder hereof consequent upon an “Event of Default” or an “Early Termination Date” as defined in the Agreements (as defined in the Guaranty Agreement) or an “Event of Default” as defined in the Indenture or (iii) as may be necessary to comply with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.  But this Bond is exchangeable by the registered holder hereof, in person or by attorney duly authorized, at the Corporate Trust Office of the Trustee, any such permitted transfer or exchange to be made in the manner and upon the conditions prescribed in the Indenture, upon the surrender and cancellation of this Bond and the payment of any applicable taxes and fees required by law, and upon any such transfer or exchange a new registered Bond or Bonds of the same series and tenor, will be issued to the authorized transferee, or the registered holder, as the case may be. The Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes.

This Bond shall not be valid until authenticated by the manual signature of the Trustee, or a successor Trustee or Authenticating Agent appointed pursuant to the Indenture.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed in its name by the manual or facsimile signature of an Authorized Executive Officer and attested by the manual or facsimile signature of another Authorized Executive Officer.

Dated: _____________

FIRSTENERGY NUCLEAR GENERATION CORP.

                                                               By:___________________________
Title:

Attest:

Title:

Exhibit B-3

[FORM OF TRUSTEE’S AUTHENTICATION CERTIFICATE]

TRUSTEE’S AUTHENTICATION CERTIFICATE

This is one of the Bonds of the series designated therein referred to in the within-mentioned Indenture.

                                              THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

                                                                          By:___________________________________

Exhibit B-4

Exhibit C

[FORM OF FIRST MORTGAGE BOND OF COLLATERAL SERIES A]

This Bond is not transferable except (i) to a successor Administrative Agent under the Reimbursement Agreement (as defined below), (ii) in connection with the exercise of the rights and remedies of the holder hereof consequent upon an “Event of Default” as defined in the Indenture referred to herein or (iii) as may be necessary to comply with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.

FIRSTENERGY NUCLEAR GENERATION CORP.

First Mortgage Bond, Collateral Series A of 2009 due 2010

Due December 16, 2010

$[_____________________]                                                                                                                                                                                                                                                             No. R-__

FIRSTENERGY NUCLEAR GENERATION CORP., a corporation of the State of Ohio (herein, together with its successors and assigns, the “Company”), for value received promises to pay to [________], as Administrative Agent (the “Administrative Agent”) under that certain Letter of Credit and Reimbursement Agreement, dated as of December 16, 2005, among the Company, Barclays Bank PLC, acting through its New York Branch, as Fronting Bank and Administrative Agent and the Banks parties thereto from time to time (such Reimbursement Agreement, as amended from time to time, hereinafter the “Reimbursement Agreement”), or registered assigns, on December 16, 2010, the principal sum of [_____________________] Dollars or, at any time (if less), such lesser principal amount as is equal to the sum of (a) the Available Amount of the Letter of Credit outstanding at such time, plus (b) the aggregate principal amount of all Tender Advances which are outstanding at such time, plus (c) the aggregate amount of all other reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement which are outstanding at such time, on such date or dates and in such amounts as set forth in the Reimbursement Agreement for the payment of principal on such Tender Advances and demand loans, and to pay interest on said principal amount from the date hereof at such rate or rates per annum on each day as shall cause the amount of interest payable on the Bonds of this series on an Interest Payment Date (as hereinafter defined) to equal the amount of outstanding Obligations (other than Tender Advances or reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement) payable on such Interest Payment Date; provided, however, that such interest rate or rates shall not exceed ten percent (10%) per annum (calculated on the basis of a year of 360 days for the actual

Exhibit C-1

days elapsed). Said interest shall accrue hereon until the principal hereof shall be paid in full, subject to Section 2.04 of the First Supplemental Indenture dated as of June 15, 2009 (as amended, supplemented, modified or restated, the “Supplemental Indenture”), executed and delivered by the Company to the Trustee (as hereinafter defined), which provides for certain credits towards payment of principal of, and interest on, the Bonds of this series.  No payment of principal under such Tender Advances or demand loans or hereunder shall reduce the stated principal amount of the Bonds of this series unless, and only to the extent that, the Reimbursement Agreement shall be terminated concurrently therewith in accordance with the provisions of Section 2.02(c) of the Reimbursement Agreement.  Interest shall accrue on the Bonds of this series from the date of issuance hereof, and the payment thereof shall be credited as provided in Section 2.04(a) of the Supplemental Indenture unless and until the Trustee receives the notice contemplated by Section 2.04(b) of the Supplemental Indenture, whereupon the interest on the Bonds of this series shall become and remain due and payable until such time as the Trustee receives a further written notice (including a telecopy or other form of written telecommunication) from an authorized representative of the Administrative Agent stating that such payments need not continue.  The interest on each Bond of this series so payable on any Interest Payment Date shall, subject to the exceptions provided in Section 3.07 of the Indenture (as hereinafter defined) and to the provisions of Section 2.04 of the Supplemental Indenture, be paid to the person in whose name such Bond is registered on the date of such payment.  The principal of, and the interest on, this Bond shall be payable at the office or agency of the Company in the City of Cleveland, State of Ohio in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

As used herein, “Interest Payment Date” shall mean (i) in the case of Obligations representing interest payable on Tender Advances or on reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement, the date on which any such interest is due under and as provided in the Reimbursement Agreement, and (ii) in the case of Obligations other than (x) interest covered by the preceding clause (i) and (y) Tender Advances or reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement, the applicable date for the payment of such Obligations under the Reimbursement Agreement.  As used herein, the terms “Available Amount,” “Banks,” “Commitments,” “Letter of Credit,” “Obligations,” and “Tender Advances” shall have the respective meanings set forth in the Reimbursement Agreement.  The Letter of Credit was issued in favor of the bond trustee for $8,000,000 aggregate principal amount of State of Ohio Pollution Control Revenue Refunding Bonds, Series 2005-A (FirstEnergy Nuclear Generation Corp. Project) issued by the Ohio Air Quality Development Authority.

This Bond is one of an issue of Bonds of the Company issued and to be issued in one or more series under and secured by an Open-End Mortgage, General Mortgage Indenture and Deed of Trust, dated as of June 1, 2009, duly executed by the Company to The Bank of New York Mellon Trust Company, N.A., a national banking association organized and existing under the laws of the United States of America, as Trustee (the “Trustee”), and indentures supplemental thereto, heretofore or hereafter executed, including the Supplemental Indenture, to which Open-End Mortgage, General Mortgage Indenture and Deed of Trust and all indentures supplemental thereto (collectively referred to as the “Indenture”) reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and

Exhibit C-2

conditions upon which such Bonds are, and are to be, issued and secured, and the rights of the owners of such Bonds and the Trustee in respect of such security.  As provided in the Indenture, such Bonds may be in various principal sums, are issuable in series, may mature at different times, may bear interest at different rates and may otherwise vary as therein provided; and this Bond is one Bond of a series entitled “First Mortgage Bonds, Collateral Series A of 2009 due 2010,” created by the Supplemental Indenture, as provided for in the Indenture, and authorized for issuance in an aggregate principal amount of up to $8,079,000.

Any payment of Obligations made by or on behalf of the Company in respect of the Reimbursement Agreement shall be deemed a payment in respect of this Bond, but such payment shall not reduce the principal amount of this Bond then in effect unless the sum of (a) the Available Amount of the Letter of Credit outstanding at such time, plus (b) the aggregate principal amount of all Tender Advances which are then outstanding under the Reimbursement Agreement, plus (c) the aggregate amount of all other reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement which are outstanding at such time, is irrevocably reduced concurrently with such payment; provided, however, if after a drawing under the Letter of Credit, the Letter of Credit shall have been reinstated in respect of such drawing prior to the Administrative Agent, Fronting Bank or Banks having received reimbursement for such drawing from the Company, the reimbursement of such reinstated amount shall not reduce the principal amount of this Bond.  In the event that all of the Company's obligations under the Reimbursement Agreement have been discharged and the Letter of Credit shall have been cancelled and returned to the Fronting Bank, this Bond shall be deemed paid in full and the Holder shall surrender this Bond to the Trustee for cancellation.

The Bonds of this series shall be redeemed promptly, without notice, by the Company in whole at 100% of the principal amount thereof plus accrued interest to the date of redemption (the “Redemption Price”) following receipt by the Trustee of written demand for redemption (a “Redemption Demand”)  from an authorized representative of the Administrative Agent under the Reimbursement Agreement stating that (i) all of the Obligations under the Reimbursement Agreement have become or have been declared to be immediately due and payable as a result of the occurrence and continuance of an “Event of Default” under the Reimbursement Agreement and (ii) that the Administrative Agent has demanded payment thereof from the Company; provided that the Bonds of this series shall be redeemed automatically by the Company, without any notice to any person, in whole at the Redemption Price, if the Obligations under the Reimbursement Agreement have become immediately due and payable as a result of the occurrence of an “Event of Default” under the Reimbursement Agreement with respect to the Company (but not any subsidiary thereof) under Section 6.01(f) of the Reimbursement Agreement.  Such redemption shall be effected on the fifth Business Day following receipt by the Trustee of the Redemption Demand, if such Redemption Demand is required, or the occurrence of an “Event of Default” under the Reimbursement Agreement with respect to the Company (but not any subsidiary thereof) under Section 6.01(f) of the Reimbursement Agreement.  Any payment of the Redemption Price made to the Administrative Agent shall constitute a payment by the Company in respect of Obligations under the Reimbursement Agreement.  A Redemption Demand shall be rescinded and shall be null and void for all purposes of the Indenture upon receipt by the Trustee, no later than the Business Day prior to the

Exhibit C-3

 date fixed for redemption, of a written notice from the Administrative Agent withdrawing said Redemption Demand.

The principal of this Bond may be declared or may become due before the maturity hereof, on the conditions, in the manner and at the times set forth in the Indenture, upon the happening of an Event of Default as therein defined.

No recourse shall be had for the payment of the principal of or premium, or interest if any, on this Bond, or any part hereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any Constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, officers and directors being released by the registered owner hereof by the acceptance of this Bond and being likewise waived and released by the terms of the Indenture.

This Bond is nontransferable except to effect transfer to any successor to the Administrative Agent under the Reimbursement Agreement, but is exchangeable by the registered holder hereof, in person or by attorney duly authorized, at the Corporate Trust Office of the Trustee, any such permitted transfer or exchange to be made in the manner and upon the conditions prescribed in the Indenture, upon the surrender and cancellation of this Bond and the payment of any applicable taxes and fees required by law, and upon any such transfer or exchange a new registered Bond or Bonds of the same series and tenor, will be issued to the authorized transferee, or the registered holder, as the case may be. The Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes.

This Bond shall not be valid until authenticated by the manual signature of the Trustee, or a successor Trustee or Authenticating Agent appointed pursuant to the Indenture.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed in its name by the manual or facsimile signature of an Authorized Executive Officer and attested by the manual or facsimile signature of another Authorized Executive Officer.

Dated: _____________

     FIRSTENERGY NUCLEAR GENERATION CORP.

                                                      By: ______________________________
                                                             Title:

Attest:

Title:

Exhibit C-4

Title:

Exhibit C-5

[FORM OF TRUSTEE’S AUTHENTICATION CERTIFICATE]

TRUSTEE’S AUTHENTICATION CERTIFICATE

This is one of the Bonds of the series designated therein referred to in the within-mentioned Indenture.

                                              THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

                                                                         By: _______________________________________
                                                                   Authorized Signatory

Exhibit C-6

Exhibit D

[FORM OF FIRST MORTGAGE BOND OF COLLATERAL SERIES B]

This Bond is not transferable except (i) to a successor Administrative Agent under the Reimbursement Agreement (as defined below), (ii) in connection with the exercise of the rights and remedies of the holder hereof consequent upon an “Event of Default” as defined in the Indenture referred to herein or (iii) as may be necessary to comply with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.

FIRSTENERGY NUCLEAR GENERATION CORP.

First Mortgage Bond, Collateral Series B of 2009 due 2010

Due December 16, 2010

$[_____________________] No. R-__

FIRSTENERGY NUCLEAR GENERATION CORP., a corporation of the State of Ohio (herein, together with its successors and assigns, the “Company”), for value received promises to pay to [________], as Administrative Agent (the “Administrative Agent”) under that certain Letter of Credit and Reimbursement Agreement, dated as of December 16, 2005, among the Company, Barclays Bank PLC, acting through its New York Branch, as Fronting Bank and Administrative Agent and the Banks parties thereto from time to time (such Reimbursement Agreement, as amended from time to time, hereinafter the “Reimbursement Agreement”), or registered assigns, on December 16, 2010, the principal sum of [_____________________] Dollars or, at any time (if less), such lesser principal amount as is equal to the sum of (a) the Available Amount of the Letter of Credit outstanding at such time, plus (b) the aggregate principal amount of all Tender Advances which are outstanding at such time, plus (c) the aggregate amount of all other reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement which are outstanding at such time, on such date or dates and in such amounts as set forth in the Reimbursement Agreement for the payment of principal on such Tender Advances and demand loans, and to pay interest on said principal amount from the date hereof at such rate or rates per annum on each day as shall cause the amount of interest payable on the Bonds of this series on an Interest Payment Date (as hereinafter defined) to equal the amount of outstanding Obligations (other than Tender Advances or reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement) payable on such Interest Payment Date; provided, however, that such interest rate or rates shall not exceed ten percent (10%) per annum (calculated on the basis of a year of 360 days for the actual days elapsed). Said interest shall accrue hereon until the principal hereof shall be paid in full, subject to Section 2.04 of the First Supplemental Indenture dated as of June 15, 2009 (as

                                                                    Exhibit D-1

amended, supplemented, modified or restated, the “Supplemental Indenture”), executed and delivered by the Company to the Trustee (as hereinafter defined), which provides for certain credits towards payment of principal of, and interest on, the Bonds of this series.  No payment of principal under such Tender Advances or demand loans or hereunder shall reduce the stated principal amount of the Bonds of this series unless, and only to the extent that, the Reimbursement Agreement shall be terminated concurrently therewith in accordance with the provisions of Section 2.02(c) of the Reimbursement Agreement.  Interest shall accrue on the Bonds of this series from the date of issuance hereof, and the payment thereof shall be credited as provided in Section 2.04(a) of the Supplemental Indenture unless and until the Trustee receives the notice contemplated by Section 2.04(b) of the Supplemental Indenture, whereupon the interest on the Bonds of this series shall become and remain due and payable until such time as the Trustee receives a further written notice (including a telecopy or other form of written telecommunication) from an authorized representative of the Administrative Agent stating that such payments need not continue.  The interest on each Bond of this series so payable on any Interest Payment Date shall, subject to the exceptions provided in Section 3.07 of the Indenture (as hereinafter defined) and to the provisions of Section 2.04 of the Supplemental Indenture, be paid to the person in whose name such Bond is registered on the date of such payment.  The principal of, and the interest on, this Bond shall be payable at the office or agency of the Company in the City of Cleveland, State of Ohio in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

As used herein, “Interest Payment Date” shall mean (i) in the case of Obligations representing interest payable on Tender Advances or on reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement, the date on which any such interest is due under and as provided in the Reimbursement Agreement, and (ii) in the case of Obligations other than (x) interest covered by the preceding clause (i) and (y) Tender Advances or reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement, the applicable date for the payment of such Obligations under the Reimbursement Agreement.  As used herein, the terms “Available Amount,” “Banks,” “Commitments,” “Letter of Credit,” “Obligations,” and “Tender Advances” shall have the respective meanings set forth in the Reimbursement Agreement.  The Letter of Credit was issued in favor of the bond trustee for $7,200,000 aggregate principal amount of State of Ohio Pollution Control Revenue Refunding Bonds, Series 2005-B (FirstEnergy Nuclear Generation Corp. Project) issued by the Ohio Air Quality Development Authority.

This Bond is one of an issue of Bonds of the Company issued and to be issued in one or more series under and secured by an Open-End Mortgage, General Mortgage Indenture and Deed of Trust, dated as of June 1, 2009, duly executed by the Company to The Bank of New York Mellon Trust Company, N.A., a national banking association organized and existing under the laws of the United States of America, as Trustee (the “Trustee”), and indentures supplemental thereto, heretofore or hereafter executed, including the Supplemental Indenture, to which Open-End Mortgage, General Mortgage Indenture and Deed of Trust and all indentures supplemental thereto (collectively referred to as the “Indenture”) reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which such Bonds are, and are to be, issued and secured, and the rights of the owners of such Bonds and the Trustee in respect of such security.  As provided in the Indenture,

                                                                    Exhibit D-2

such Bonds may be in various principal sums, are issuable in series, may mature at different times, may bear interest at different rates and may otherwise vary as therein provided; and this Bond is one Bond of a series entitled “First Mortgage Bonds, Collateral Series B of 2009 due 2010,” created by the Supplemental Indenture, as provided for in the Indenture, and authorized for issuance in an aggregate principal amount of up to $7,272,000.

Any payment of Obligations made by or on behalf of the Company in respect of the Reimbursement Agreement shall be deemed a payment in respect of this Bond, but such payment shall not reduce the principal amount of this Bond then in effect unless the sum of (a) the Available Amount of the Letter of Credit outstanding at such time, plus (b) the aggregate principal amount of all Tender Advances which are then outstanding under the Reimbursement Agreement, plus (c) the aggregate amount of all other reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement which are outstanding at such time, is irrevocably reduced concurrently with such payment; provided, however, if after a drawing under the Letter of Credit, the Letter of Credit shall have been reinstated in respect of such drawing prior to the Administrative Agent, Fronting Bank or Banks having received reimbursement for such drawing from the Company, the reimbursement of such reinstated amount shall not reduce the principal amount of this Bond.  In the event that all of the Company's obligations under the Reimbursement Agreement have been discharged and the Letter of Credit shall have been cancelled and returned to the Fronting Bank, this Bond shall be deemed paid in full and the Holder shall surrender this Bond to the Trustee for cancellation.

The Bonds of this series shall be redeemed promptly, without notice, by the Company in whole at 100% of the principal amount thereof plus accrued interest to the date of redemption (the “Redemption Price”) following receipt by the Trustee of written demand for redemption (a “Redemption Demand”)  from an authorized representative of the Administrative Agent under the Reimbursement Agreement stating that (i) all of the Obligations under the Reimbursement Agreement have become or have been declared to be immediately due and payable as a result of the occurrence and continuance of an “Event of Default” under the Reimbursement Agreement and (ii) that the Administrative Agent has demanded payment thereof from the Company; provided that the Bonds of this series shall be redeemed automatically by the Company, without any notice to any person, in whole at the Redemption Price, if the Obligations under the Reimbursement Agreement have become immediately due and payable as a result of the occurrence of an “Event of Default” under the Reimbursement Agreement with respect to the Company (but not any subsidiary thereof) under Section 6.01(f) of the Reimbursement Agreement.  Such redemption shall be effected on the fifth Business Day following receipt by the Trustee of the Redemption Demand, if such Redemption Demand is required, or the occurrence of an “Event of Default” under the Reimbursement Agreement with respect to the Company (but not any subsidiary thereof) under Section 6.01(f) of the Reimbursement Agreement.  Any payment of the Redemption Price made to the Administrative Agent shall constitute a payment by the Company in respect of Obligations under the Reimbursement Agreement.  A Redemption Demand shall be rescinded and shall be null and void for all purposes of the Indenture upon receipt by the Trustee, no later than the Business Day prior to the date fixed for redemption, of a written notice from the Administrative Agent withdrawing said Redemption Demand.

Exhibit D-2

The principal of this Bond may be declared or may become due before the maturity hereof, on the conditions, in the manner and at the times set forth in the Indenture, upon the happening of an Event of Default as therein defined.

No recourse shall be had for the payment of the principal of or premium, or interest if any, on this Bond, or any part hereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any Constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, officers and directors being released by the registered owner hereof by the acceptance of this Bond and being likewise waived and released by the terms of the Indenture.

This Bond is nontransferable except to effect transfer to any successor to the Administrative Agent under the Reimbursement Agreement, but is exchangeable by the registered holder hereof, in person or by attorney duly authorized, at the Corporate Trust Office of the Trustee, any such permitted transfer or exchange to be made in the manner and upon the conditions prescribed in the Indenture, upon the surrender and cancellation of this Bond and the payment of any applicable taxes and fees required by law, and upon any such transfer or exchange a new registered Bond or Bonds of the same series and tenor, will be issued to the authorized transferee, or the registered holder, as the case may be. The Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes.

This Bond shall not be valid until authenticated by the manual signature of the Trustee, or a successor Trustee or Authenticating Agent appointed pursuant to the Indenture.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed in its name by the manual or facsimile signature of an Authorized Executive Officer and attested by the manual or facsimile signature of another Authorized Executive Officer.

Dated: _____________

     FIRSTENERGY NUCLEAR GENERATION CORP.

                                                     By: _____________________________
                                                                   Title:

Attest:

Exhibit D-4

Title:

Exhibit D-5

[FORM OF TRUSTEE’S AUTHENTICATION CERTIFICATE]

TRUSTEE’S AUTHENTICATION CERTIFICATE

This is one of the Bonds of the series designated therein referred to in the within-mentioned Indenture.

                                              THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

                                                                         By: ___________________________________
                                                                  Authorized Signatory

Exhibit D-6

Exhibit E

[FORM OF FIRST MORTGAGE BOND OF COLLATERAL SERIES C]

This Bond is not transferable except (i) to a successor Administrative Agent under the Reimbursement Agreement (as defined below), (ii) in connection with the exercise of the rights and remedies of the holder hereof consequent upon an “Event of Default” as defined in the Indenture referred to herein or (iii) as may be necessary to comply with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.

FIRSTENERGY NUCLEAR GENERATION CORP.

First Mortgage Bond, Collateral Series C of 2009 due 2010

Due December 16, 2010

$[_____________________]                                                                                                                                                                                                                                                              No. R-__

FIRSTENERGY NUCLEAR GENERATION CORP., a corporation of the State of Ohio (herein, together with its successors and assigns, the “Company”), for value received promises to pay to [________], as Administrative Agent (the “Administrative Agent”) under that certain Letter of Credit and Reimbursement Agreement, dated as of December 16, 2005, among the Company, Barclays Bank PLC, acting through its New York Branch, as Fronting Bank and Administrative Agent and the Banks parties thereto from time to time (such Reimbursement Agreement, as amended from time to time, hereinafter the “Reimbursement Agreement”), or registered assigns, on December 16, 2010, the principal sum of [_____________________] Dollars or, at any time (if less), such lesser principal amount as is equal to the sum of (a) the Available Amount of the Letter of Credit outstanding at such time, plus (b) the aggregate principal amount of all Tender Advances which are outstanding at such time, plus (c) the aggregate amount of all other reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement which are outstanding at such time, on such date or dates and in such amounts as set forth in the Reimbursement Agreement for the payment of principal on such Tender Advances and demand loans, and to pay interest on said principal amount from the date hereof at such rate or rates per annum on each day as shall cause the amount of interest payable on the Bonds of this series on an Interest Payment Date (as hereinafter defined) to equal the amount of outstanding Obligations (other than Tender Advances or reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement) payable on such Interest Payment Date; provided, however, that such interest rate or rates shall not exceed ten percent (10%) per annum (calculated on the basis of a year of 360 days for the actual

Exhibit E-1

days elapsed). Said interest shall accrue hereon until the principal hereof shall be paid in full, subject to Section 2.04 of the First Supplemental Indenture dated as of June 15, 2009 (as amended, supplemented, modified or restated, the “Supplemental Indenture”), executed and delivered by the Company to the Trustee (as hereinafter defined), which provides for certain credits towards payment of principal of, and interest on, the Bonds of this series.  No payment of principal under such Tender Advances or demand loans or hereunder shall reduce the stated principal amount of the Bonds of this series unless, and only to the extent that, the Reimbursement Agreement shall be terminated concurrently therewith in accordance with the provisions of Section 2.02(c) of the Reimbursement Agreement.  Interest shall accrue on the Bonds of this series from the date of issuance hereof, and the payment thereof shall be credited as provided in Section 2.04(a) of the Supplemental Indenture unless and until the Trustee receives the notice contemplated by Section 2.04(b) of the Supplemental Indenture, whereupon the interest on the Bonds of this series shall become and remain due and payable until such time as the Trustee receives a further written notice (including a telecopy or other form of written telecommunication) from an authorized representative of the Administrative Agent stating that such payments need not continue.  The interest on each Bond of this series so payable on any Interest Payment Date shall, subject to the exceptions provided in Section 3.07 of the Indenture (as hereinafter defined) and to the provisions of Section 2.04 of the Supplemental Indenture, be paid to the person in whose name such Bond is registered on the date of such payment.  The principal of, and the interest on, this Bond shall be payable at the office or agency of the Company in the City of Cleveland, State of Ohio in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

As used herein, “Interest Payment Date” shall mean (i) in the case of Obligations representing interest payable on Tender Advances or on reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement, the date on which any such interest is due under and as provided in the Reimbursement Agreement, and (ii) in the case of Obligations other than (x) interest covered by the preceding clause (i) and (y) Tender Advances or reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement, the applicable date for the payment of such Obligations under the Reimbursement Agreement.  As used herein, the terms “Available Amount,” “Banks,” “Commitments,” “Letter of Credit,” “Obligations,” and “Tender Advances” shall have the respective meanings set forth in the Reimbursement Agreement.  The Letter of Credit was issued in favor of the bond trustee for $99,100,000 aggregate principal amount of State of Ohio Pollution Control Revenue Refunding Bonds, Series 2005-A (FirstEnergy Nuclear Generation Corp. Project) issued by the Ohio Water Development Authority.

This Bond is one of an issue of Bonds of the Company issued and to be issued in one or more series under and secured by an Open-End Mortgage, General Mortgage Indenture and Deed of Trust, dated as of June 1, 2009, duly executed by the Company to The Bank of New York Mellon Trust Company, N.A., a national banking association organized and existing under the laws of the United States of America, as Trustee (the “Trustee”), and indentures supplemental thereto, heretofore or hereafter executed, including the Supplemental Indenture, to which Open-End Mortgage, General Mortgage Indenture and Deed of Trust and all indentures supplemental thereto (collectively referred to as the “Indenture”) reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and

Exhibit E-2

conditions upon which such Bonds are, and are to be, issued and secured, and the rights of the owners of such Bonds and the Trustee in respect of such security.  As provided in the Indenture, such Bonds may be in various principal sums, are issuable in series, may mature at different times, may bear interest at different rates and may otherwise vary as therein provided; and this Bond is one Bond of a series entitled “First Mortgage Bonds, Collateral Series C of 2009 due 2010,” created by the Supplemental Indenture, as provided for in the Indenture, and authorized for issuance in an aggregate principal amount of up to $100,078,000.

Any payment of Obligations made by or on behalf of the Company in respect of the Reimbursement Agreement shall be deemed a payment in respect of this Bond, but such payment shall not reduce the principal amount of this Bond then in effect unless the sum of (a) the Available Amount of the Letter of Credit outstanding at such time, plus (b) the aggregate principal amount of all Tender Advances which are then outstanding under the Reimbursement Agreement, plus (c) the aggregate amount of all other reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement which are outstanding at such time, is irrevocably reduced concurrently with such payment; provided, however, if after a drawing under the Letter of Credit, the Letter of Credit shall have been reinstated in respect of such drawing prior to the Administrative Agent, Fronting Bank or Banks having received reimbursement for such drawing from the Company, the reimbursement of such reinstated amount shall not reduce the principal amount of this Bond.  In the event that all of the Company's obligations under the Reimbursement Agreement have been discharged and the Letter of Credit shall have been cancelled and returned to the Fronting Bank, this Bond shall be deemed paid in full and the Holder shall surrender this Bond to the Trustee for cancellation.

The Bonds of this series shall be redeemed promptly, without notice, by the Company in whole at 100% of the principal amount thereof plus accrued interest to the date of redemption (the “Redemption Price”) following receipt by the Trustee of written demand for redemption (a “Redemption Demand”)  from an authorized representative of the Administrative Agent under the Reimbursement Agreement stating that (i) all of the Obligations under the Reimbursement Agreement have become or have been declared to be immediately due and payable as a result of the occurrence and continuance of an “Event of Default” under the Reimbursement Agreement and (ii) that the Administrative Agent has demanded payment thereof from the Company; provided that the Bonds of this series shall be redeemed automatically by the Company, without any notice to any person, in whole at the Redemption Price, if the Obligations under the Reimbursement Agreement have become immediately due and payable as a result of the occurrence of an “Event of Default” under the Reimbursement Agreement with respect to the Company (but not any subsidiary thereof) under Section 6.01(f) of the Reimbursement Agreement.  Such redemption shall be effected on the fifth Business Day following receipt by the Trustee of the Redemption Demand, if such Redemption Demand is required, or the occurrence of an “Event of Default” under the Reimbursement Agreement with respect to the Company (but not any subsidiary thereof) under Section 6.01(f) of the Reimbursement Agreement.  Any payment of the Redemption Price made to the Administrative Agent shall constitute a payment by the Company in respect of Obligations under the Reimbursement Agreement.  A Redemption Demand shall be rescinded and shall be null and void for all purposes of the Indenture upon receipt by the Trustee, no later than the Business Day prior to the

Exhibit E-3

date fixed for redemption, of a written notice from the Administrative Agent withdrawing said Redemption Demand.

The principal of this Bond may be declared or may become due before the maturity hereof, on the conditions, in the manner and at the times set forth in the Indenture, upon the happening of an Event of Default as therein defined.

No recourse shall be had for the payment of the principal of or premium, or interest if any, on this Bond, or any part hereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any Constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, officers and directors being released by the registered owner hereof by the acceptance of this Bond and being likewise waived and released by the terms of the Indenture.

This Bond is nontransferable except to effect transfer to any successor to the Administrative Agent under the Reimbursement Agreement, but is exchangeable by the registered holder hereof, in person or by attorney duly authorized, at the Corporate Trust Office of the Trustee, any such permitted transfer or exchange to be made in the manner and upon the conditions prescribed in the Indenture, upon the surrender and cancellation of this Bond and the payment of any applicable taxes and fees required by law, and upon any such transfer or exchange a new registered Bond or Bonds of the same series and tenor, will be issued to the authorized transferee, or the registered holder, as the case may be. The Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes.

This Bond shall not be valid until authenticated by the manual signature of the Trustee, or a successor Trustee or Authenticating Agent appointed pursuant to the Indenture.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed in its name by the manual or facsimile signature of an Authorized Executive Officer and attested by the manual or facsimile signature of another Authorized Executive Officer.

Dated: _____________

     FIRSTENERGY NUCLEAR GENERATION CORP.

                                                  By: ____________________________
                                                                    Title:

Attest:

Exhibit E-4

Title:

Exhibit E-5

[FORM OF TRUSTEE’S AUTHENTICATION CERTIFICATE]

TRUSTEE’S AUTHENTICATION CERTIFICATE

This is one of the Bonds of the series designated therein referred to in the within-mentioned Indenture.

                                              THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

                                                                          By: _____________________________________
                                                                     Authorized Signatory

  Exhibit E-6

Exhibit F

[FORM OF FIRST MORTGAGE BOND OF COLLATERAL SERIES D]

This Bond is not transferable except (i) to a successor Administrative Agent under the Reimbursement Agreement (as defined below), (ii) in connection with the exercise of the rights and remedies of the holder hereof consequent upon an “Event of Default” as defined in the Indenture referred to herein or (iii) as may be necessary to comply with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.

FIRSTENERGY NUCLEAR GENERATION CORP.

First Mortgage Bond, Collateral Series D of 2009 due 2010

Due December 16, 2010

$[_____________________]                                                                                                                                                                                                                                                                No. R-__

FIRSTENERGY NUCLEAR GENERATION CORP., a corporation of the State of Ohio (herein, together with its successors and assigns, the “Company”), for value received promises to pay to [________], as Administrative Agent (the “Administrative Agent”) under that certain Letter of Credit and Reimbursement Agreement, dated as of December 16, 2005, among the Company, Barclays Bank PLC, acting through its New York Branch, as Fronting Bank and Administrative Agent and the Banks parties thereto from time to time (such Reimbursement Agreement, as amended from time to time, hereinafter the “Reimbursement Agreement”), or registered assigns, on December 16, 2010, the principal sum of [_____________________] Dollars or, at any time (if less), such lesser principal amount as is equal to the sum of (a) the Available Amount of the Letter of Credit outstanding at such time, plus (b) the aggregate principal amount of all Tender Advances which are outstanding at such time, plus (c) the aggregate amount of all other reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement which are outstanding at such time, on such date or dates and in such amounts as set forth in the Reimbursement Agreement for the payment of principal on such Tender Advances and demand loans, and to pay interest on said principal amount from the date hereof at such rate or rates per annum on each day as shall cause the amount of interest payable on the Bonds of this series on an Interest Payment Date (as hereinafter defined) to equal the amount of outstanding Obligations (other than Tender Advances or reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement) payable on such Interest Payment Date; provided, however, that such interest rate or rates shall not exceed ten percent (10%) per annum (calculated on the basis of a year of 360 days for the actual

  Exhibit F-1

days elapsed). Said interest shall accrue hereon until the principal hereof shall be paid in full, subject to Section 2.04 of the First Supplemental Indenture dated as of June 15, 2009 (as amended, supplemented, modified or restated, the “Supplemental Indenture”), executed and delivered by the Company to the Trustee (as hereinafter defined), which provides for certain credits towards payment of principal of, and interest on, the Bonds of this series.  No payment of principal under such Tender Advances or demand loans or hereunder shall reduce the stated principal amount of the Bonds of this series unless, and only to the extent that, the Reimbursement Agreement shall be terminated concurrently therewith in accordance with the provisions of Section 2.02(c) of the Reimbursement Agreement.  Interest shall accrue on the Bonds of this series from the date of issuance hereof, and the payment thereof shall be credited as provided in Section 2.04(a) of the Supplemental Indenture unless and until the Trustee receives the notice contemplated by Section 2.04(b) of the Supplemental Indenture, whereupon the interest on the Bonds of this series shall become and remain due and payable until such time as the Trustee receives a further written notice (including a telecopy or other form of written telecommunication) from an authorized representative of the Administrative Agent stating that such payments need not continue.  The interest on each Bond of this series so payable on any Interest Payment Date shall, subject to the exceptions provided in Section 3.07 of the Indenture (as hereinafter defined) and to the provisions of Section 2.04 of the Supplemental Indenture, be paid to the person in whose name such Bond is registered on the date of such payment.  The principal of, and the interest on, this Bond shall be payable at the office or agency of the Company in the City of Cleveland, State of Ohio in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

As used herein, “Interest Payment Date” shall mean (i) in the case of Obligations representing interest payable on Tender Advances or on reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement, the date on which any such interest is due under and as provided in the Reimbursement Agreement, and (ii) in the case of Obligations other than (x) interest covered by the preceding clause (i) and (y) Tender Advances or reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement, the applicable date for the payment of such Obligations under the Reimbursement Agreement.  As used herein, the terms “Available Amount,” “Banks,” “Commitments,” “Letter of Credit,” “Obligations,” and “Tender Advances” shall have the respective meanings set forth in the Reimbursement Agreement.  The Letter of Credit was issued in favor of the bond trustee for $82,800,000 aggregate principal amount of State of Ohio Pollution Control Revenue Refunding Bonds, Series 2005-B (FirstEnergy Nuclear Generation Corp. Project) issued by the Ohio Water Development Authority.

This Bond is one of an issue of Bonds of the Company issued and to be issued in one or more series under and secured by an Open-End Mortgage, General Mortgage Indenture and Deed of Trust, dated as of June 1, 2009, duly executed by the Company to The Bank of New York Mellon Trust Company, N.A., a national banking association organized and existing under the laws of the United States of America, as Trustee (the “Trustee”), and indentures supplemental thereto, heretofore or hereafter executed, including the Supplemental Indenture, to which Open-End Mortgage, General Mortgage Indenture and Deed of Trust and all indentures supplemental thereto (collectively referred to as the “Indenture”) reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and

  Exhibit F-2

conditions upon which such Bonds are, and are to be, issued and secured, and the rights of the owners of such Bonds and the Trustee in respect of such security.  As provided in the Indenture, such Bonds may be in various principal sums, are issuable in series, may mature at different times, may bear interest at different rates and may otherwise vary as therein provided; and this Bond is one Bond of a series entitled “First Mortgage Bonds, Collateral Series D of 2009 due 2010,” created by the Supplemental Indenture, as provided for in the Indenture, and authorized for issuance in an aggregate principal amount of up to $83,617,000.

Any payment of Obligations made by or on behalf of the Company in respect of the Reimbursement Agreement shall be deemed a payment in respect of this Bond, but such payment shall not reduce the principal amount of this Bond then in effect unless the sum of (a) the Available Amount of the Letter of Credit outstanding at such time, plus (b) the aggregate principal amount of all Tender Advances which are then outstanding under the Reimbursement Agreement, plus (c) the aggregate amount of all other reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement which are outstanding at such time, is irrevocably reduced concurrently with such payment; provided, however, if after a drawing under the Letter of Credit, the Letter of Credit shall have been reinstated in respect of such drawing prior to the Administrative Agent, Fronting Bank or Banks having received reimbursement for such drawing from the Company, the reimbursement of such reinstated amount shall not reduce the principal amount of this Bond.  In the event that all of the Company's obligations under the Reimbursement Agreement have been discharged and the Letter of Credit shall have been cancelled and returned to the Fronting Bank, this Bond shall be deemed paid in full and the Holder shall surrender this Bond to the Trustee for cancellation.

The Bonds of this series shall be redeemed promptly, without notice, by the Company in whole at 100% of the principal amount thereof plus accrued interest to the date of redemption (the “Redemption Price”) following receipt by the Trustee of written demand for redemption (a “Redemption Demand”)  from an authorized representative of the Administrative Agent under the Reimbursement Agreement stating that (i) all of the Obligations under the Reimbursement Agreement have become or have been declared to be immediately due and payable as a result of the occurrence and continuance of an “Event of Default” under the Reimbursement Agreement and (ii) that the Administrative Agent has demanded payment thereof from the Company; provided that the Bonds of this series shall be redeemed automatically by the Company, without any notice to any person, in whole at the Redemption Price, if the Obligations under the Reimbursement Agreement have become immediately due and payable as a result of the occurrence of an “Event of Default” under the Reimbursement Agreement with respect to the Company (but not any subsidiary thereof) under Section 6.01(f) of the Reimbursement Agreement.  Such redemption shall be effected on the fifth Business Day following receipt by the Trustee of the Redemption Demand, if such Redemption Demand is required, or the occurrence of an “Event of Default” under the Reimbursement Agreement with respect to the Company (but not any subsidiary thereof) under Section 6.01(f) of the Reimbursement Agreement.  Any payment of the Redemption Price made to the Administrative Agent shall constitute a payment by the Company in respect of Obligations under the Reimbursement Agreement.  A Redemption Demand shall be rescinded and shall be null and void for all purposes of the Indenture upon receipt by the Trustee, no later than the Business Day prior to the

  Exhibit F-3

 date fixed for redemption, of a written notice from the Administrative Agent withdrawing said Redemption Demand.

The principal of this Bond may be declared or may become due before the maturity hereof, on the conditions, in the manner and at the times set forth in the Indenture, upon the happening of an Event of Default as therein defined.

No recourse shall be had for the payment of the principal of or premium, or interest if any, on this Bond, or any part hereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any Constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, officers and directors being released by the registered owner hereof by the acceptance of this Bond and being likewise waived and released by the terms of the Indenture.

This Bond is nontransferable except to effect transfer to any successor to the Administrative Agent under the Reimbursement Agreement, but is exchangeable by the registered holder hereof, in person or by attorney duly authorized, at the Corporate Trust Office of the Trustee, any such permitted transfer or exchange to be made in the manner and upon the conditions prescribed in the Indenture, upon the surrender and cancellation of this Bond and the payment of any applicable taxes and fees required by law, and upon any such transfer or exchange a new registered Bond or Bonds of the same series and tenor, will be issued to the authorized transferee, or the registered holder, as the case may be. The Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes.

This Bond shall not be valid until authenticated by the manual signature of the Trustee, or a successor Trustee or Authenticating Agent appointed pursuant to the Indenture.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed in its name by the manual or facsimile signature of an Authorized Executive Officer and attested by the manual or facsimile signature of another Authorized Executive Officer.

Dated: _____________

     FIRSTENERGY NUCLEAR GENERATION CORP.

                                         By: ________________________
                                                                     Title:

Attest:

                                                                    Exhibit F-4

Title:

Exhibit F-5

[FORM OF TRUSTEE’S AUTHENTICATION CERTIFICATE]

TRUSTEE’S AUTHENTICATION CERTIFICATE

This is one of the Bonds of the series designated therein referred to in the within-mentioned Indenture.

                                               THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

                                                                   By:___________________________________
Authorized Signatory

Exhibit F-6

Exhibit G

[FORM OF FIRST MORTGAGE BOND OF COLLATERAL SERIES E]

This Bond is not transferable except (i) to a successor Administrative Agent under the Reimbursement Agreement (as defined below), (ii) in connection with the exercise of the rights and remedies of the holder hereof consequent upon an “Event of Default” as defined in the Indenture referred to herein or (iii) as may be necessary to comply with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.

FIRSTENERGY NUCLEAR GENERATION CORP.

First Mortgage Bond, Collateral Series E of 2009 due 2010

Due December 16, 2010

$[_____________________]                                                                                                                                                                                                                                                                No. R-__

FIRSTENERGY NUCLEAR GENERATION CORP., a corporation of the State of Ohio (herein, together with its successors and assigns, the “Company”), for value received promises to pay to [________], as Administrative Agent (the “Administrative Agent”) under that certain Letter of Credit and Reimbursement Agreement, dated as of December 16, 2005, among the Company, Barclays Bank PLC, acting through its New York Branch, as Fronting Bank and Administrative Agent and the Banks parties thereto from time to time (such Reimbursement Agreement, as amended from time to time, hereinafter the “Reimbursement Agreement”), or registered assigns, on December 16, 2010, the principal sum of [_____________________] Dollars or, at any time (if less), such lesser principal amount as is equal to the sum of (a) the Available Amount of the Letter of Credit outstanding at such time, plus (b) the aggregate principal amount of all Tender Advances which are outstanding at such time, plus (c) the aggregate amount of all other reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement which are outstanding at such time, on such date or dates and in such amounts as set forth in the Reimbursement Agreement for the payment of principal on such Tender Advances and demand loans, and to pay interest on said principal amount from the date hereof at such rate or rates per annum on each day as shall cause the amount of interest payable on the Bonds of this series on an Interest Payment Date (as hereinafter defined) to equal the amount of outstanding Obligations (other than Tender Advances or reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement) payable on such Interest Payment Date; provided, however, that such interest rate or rates shall not exceed ten percent (10%) per annum (calculated on the basis of a year of 360 days for the actual

Exhibit G-1

 days elapsed). Said interest shall accrue hereon until the principal hereof shall be paid in full, subject to Section 2.04 of the First Supplemental Indenture dated as of June 15, 2009 (as amended, supplemented, modified or restated, the “Supplemental Indenture”), executed and delivered by the Company to the Trustee (as hereinafter defined), which provides for certain credits towards payment of principal of, and interest on, the Bonds of this series.  No payment of principal under such Tender Advances or demand loans or hereunder shall reduce the stated principal amount of the Bonds of this series unless, and only to the extent that, the Reimbursement Agreement shall be terminated concurrently therewith in accordance with the provisions of Section 2.02(c) of the Reimbursement Agreement.  Interest shall accrue on the Bonds of this series from the date of issuance hereof, and the payment thereof shall be credited as provided in Section 2.04(a) of the Supplemental Indenture unless and until the Trustee receives the notice contemplated by Section 2.04(b) of the Supplemental Indenture, whereupon the interest on the Bonds of this series shall become and remain due and payable until such time as the Trustee receives a further written notice (including a telecopy or other form of written telecommunication) from an authorized representative of the Administrative Agent stating that such payments need not continue.  The interest on each Bond of this series so payable on any Interest Payment Date shall, subject to the exceptions provided in Section 3.07 of the Indenture (as hereinafter defined) and to the provisions of Section 2.04 of the Supplemental Indenture, be paid to the person in whose name such Bond is registered on the date of such payment.  The principal of, and the interest on, this Bond shall be payable at the office or agency of the Company in the City of Cleveland, State of Ohio in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

As used herein, “Interest Payment Date” shall mean (i) in the case of Obligations representing interest payable on Tender Advances or on reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement, the date on which any such interest is due under and as provided in the Reimbursement Agreement, and (ii) in the case of Obligations other than (x) interest covered by the preceding clause (i) and (y) Tender Advances or reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement, the applicable date for the payment of such Obligations under the Reimbursement Agreement.  As used herein, the terms “Available Amount,” “Banks,” “Commitments,” “Letter of Credit,” “Obligations,” and “Tender Advances” shall have the respective meanings set forth in the Reimbursement Agreement.  The Letter of Credit was issued in favor of the bond trustee for $72,650,000 aggregate principal amount of Beaver County Pollution Control Revenue Refunding Bonds, Series 2005-A (FirstEnergy Nuclear Generation Corp. Project) issued by the Beaver County Industrial Development Authority.

This Bond is one of an issue of Bonds of the Company issued and to be issued in one or more series under and secured by an Open-End Mortgage, General Mortgage Indenture and Deed of Trust, dated as of June 1, 2009, duly executed by the Company to The Bank of New York Mellon Trust Company, N.A., a national banking association organized and existing under the laws of the United States of America, as Trustee (the “Trustee”), and indentures supplemental thereto, heretofore or hereafter executed, including the Supplemental Indenture, to which Open-End Mortgage, General Mortgage Indenture and Deed of Trust and all indentures supplemental thereto (collectively referred to as the “Indenture”) reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and

Exhibit G-2

 conditions upon which such Bonds are, and are to be, issued and secured, and the rights of the owners of such Bonds and the Trustee in respect of such security.  As provided in the Indenture, such Bonds may be in various principal sums, are issuable in series, may mature at different times, may bear interest at different rates and may otherwise vary as therein provided; and this Bond is one Bond of a series entitled “First Mortgage Bonds, Collateral Series E of 2009 due 2010,” created by the Supplemental Indenture, as provided for in the Indenture, and authorized for issuance in an aggregate principal amount of up to $73,367,000.

Any payment of Obligations made by or on behalf of the Company in respect of the Reimbursement Agreement shall be deemed a payment in respect of this Bond, but such payment shall not reduce the principal amount of this Bond then in effect unless the sum of (a) the Available Amount of the Letter of Credit outstanding at such time, plus (b) the aggregate principal amount of all Tender Advances which are then outstanding under the Reimbursement Agreement, plus (c) the aggregate amount of all other reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement which are outstanding at such time, is irrevocably reduced concurrently with such payment; provided, however, if after a drawing under the Letter of Credit, the Letter of Credit shall have been reinstated in respect of such drawing prior to the Administrative Agent, Fronting Bank or Banks having received reimbursement for such drawing from the Company, the reimbursement of such reinstated amount shall not reduce the principal amount of this Bond.  In the event that all of the Company's obligations under the Reimbursement Agreement have been discharged and the Letter of Credit shall have been cancelled and returned to the Fronting Bank, this Bond shall be deemed paid in full and the Holder shall surrender this Bond to the Trustee for cancellation.

The Bonds of this series shall be redeemed promptly, without notice, by the Company in whole at 100% of the principal amount thereof plus accrued interest to the date of redemption (the “Redemption Price”) following receipt by the Trustee of written demand for redemption (a “Redemption Demand”)  from an authorized representative of the Administrative Agent under the Reimbursement Agreement stating that (i) all of the Obligations under the Reimbursement Agreement have become or have been declared to be immediately due and payable as a result of the occurrence and continuance of an “Event of Default” under the Reimbursement Agreement and (ii) that the Administrative Agent has demanded payment thereof from the Company; provided that the Bonds of this series shall be redeemed automatically by the Company, without any notice to any person, in whole at the Redemption Price, if the Obligations under the Reimbursement Agreement have become immediately due and payable as a result of the occurrence of an “Event of Default” under the Reimbursement Agreement with respect to the Company (but not any subsidiary thereof) under Section 6.01(f) of the Reimbursement Agreement.  Such redemption shall be effected on the fifth Business Day following receipt by the Trustee of the Redemption Demand, if such Redemption Demand is required, or the occurrence of an “Event of Default” under the Reimbursement Agreement with respect to the Company (but not any subsidiary thereof) under Section 6.01(f) of the Reimbursement Agreement.  Any payment of the Redemption Price made to the Administrative Agent shall constitute a payment by the Company in respect of Obligations under the Reimbursement Agreement.  A Redemption Demand shall be rescinded and shall be null and void for all purposes of the Indenture upon receipt by the Trustee, no later than the Business Day prior to the

Exhibit G-3

 date fixed for redemption, of a written notice from the Administrative Agent withdrawing said Redemption Demand.

The principal of this Bond may be declared or may become due before the maturity hereof, on the conditions, in the manner and at the times set forth in the Indenture, upon the happening of an Event of Default as therein defined.

No recourse shall be had for the payment of the principal of or premium, or interest if any, on this Bond, or any part hereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any Constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, officers and directors being released by the registered owner hereof by the acceptance of this Bond and being likewise waived and released by the terms of the Indenture.

This Bond is nontransferable except to effect transfer to any successor to the Administrative Agent under the Reimbursement Agreement, but is exchangeable by the registered holder hereof, in person or by attorney duly authorized, at the Corporate Trust Office of the Trustee, any such permitted transfer or exchange to be made in the manner and upon the conditions prescribed in the Indenture, upon the surrender and cancellation of this Bond and the payment of any applicable taxes and fees required by law, and upon any such transfer or exchange a new registered Bond or Bonds of the same series and tenor, will be issued to the authorized transferee, or the registered holder, as the case may be. The Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes.

This Bond shall not be valid until authenticated by the manual signature of the Trustee, or a successor Trustee or Authenticating Agent appointed pursuant to the Indenture.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed in its name by the manual or facsimile signature of an Authorized Executive Officer and attested by the manual or facsimile signature of another Authorized Executive Officer.

Dated: _____________

    FIRSTENERGY NUCLEAR GENERATION CORP.

                                                            By:________________________________
                                                                    Title:

                                                                     Exhibit G-4

Attest:

Title:

Exhibit G-5

[FORM OF TRUSTEE’S AUTHENTICATION CERTIFICATE]

TRUSTEE’S AUTHENTICATION CERTIFICATE

This is one of the Bonds of the series designated therein referred to in the within-mentioned Indenture.

                                              THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

                                                                     By:_____________________________________
                                                                   Authorized Signatory

                                                                  Exhibit G-6

Exhibit H

[FORM OF FIRST MORTGAGE BOND OF COLLATERAL SERIES F]

This Bond is not transferable except (i) to a successor Administrative Agent under the Reimbursement Agreement (as defined below), (ii) in connection with the exercise of the rights and remedies of the holder hereof consequent upon an “Event of Default” as defined in the Indenture referred to herein or (iii) as may be necessary to comply with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.

FIRSTENERGY NUCLEAR GENERATION CORP.

First Mortgage Bond, Collateral Series F of 2009 due 2011

Due April 1, 2011

$[_____________________]                                                                                                                                                                                                                                                             No. R-__

FIRSTENERGY NUCLEAR GENERATION CORP., a corporation of the State of Ohio (herein, together with its successors and assigns, the “Company”), for value received promises to pay to [________], as Administrative Agent (the “Administrative Agent”) under that certain Letter of Credit and Reimbursement Agreement, dated as of April 3, 2006, among the Company, Barclays Bank PLC, acting through its New York Branch, as Fronting Bank and Administrative Agent, KeyBank National Association, as Syndication Agent, and the Banks parties thereto from time to time (such Reimbursement Agreement, as amended from time to time, hereinafter the “Reimbursement Agreement”), or registered assigns, on April 1, 2011, the principal sum of [_____________________] Dollars or, at any time (if less), such lesser principal amount as is equal to the sum of (a) the Available Amount of the Letter of Credit outstanding at such time, plus (b) the aggregate principal amount of all Tender Advances which are outstanding at such time, plus (c) the aggregate amount of all other reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement which are outstanding at such time, on such date or dates and in such amounts as set forth in the Reimbursement Agreement for the payment of principal on such Tender Advances and demand loans, and to pay interest on said principal amount from the date hereof at such rate or rates per annum on each day as shall cause the amount of interest payable on the Bonds of this series on an Interest Payment Date (as hereinafter defined) to equal the amount of outstanding Obligations (other than Tender Advances or reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement) payable on such Interest Payment Date; provided, however, that such interest rate or rates shall not exceed ten percent (10%) per annum (calculated on the basis of a year of 360 days for the actual days elapsed). Said interest shall accrue hereon until the principal hereof shall be paid in full, subject to Section 2.04 of the First Supplemental Indenture dated as of June15, 2009 (as

Exhibit H-1

amended, supplemented, modified or restated, the “Supplemental Indenture”), executed and delivered by the Company to the Trustee (as hereinafter defined), which provides for certain credits towards payment of principal of, and interest on, the Bonds of this series.  No payment of principal under such Tender Advances or demand loans or hereunder shall reduce the stated principal amount of the Bonds of this series unless, and only to the extent that, the Reimbursement Agreement shall be terminated concurrently therewith in accordance with the provisions of Section 2.02(c) of the Reimbursement Agreement.  Interest shall accrue on the Bonds of this series from the date of issuance hereof, and the payment thereof shall be credited as provided in Section 2.04(a) of the Supplemental Indenture unless and until the Trustee receives the notice contemplated by Section 2.04(b) of the Supplemental Indenture, whereupon the interest on the Bonds of this series shall become and remain due and payable until such time as the Trustee receives a further written notice (including a telecopy or other form of written telecommunication) from an authorized representative of the Administrative Agent stating that such payments need not continue.  The interest on each Bond of this series so payable on any Interest Payment Date shall, subject to the exceptions provided in Section 3.07 of the Indenture (as hereinafter defined) and to the provisions of Section 2.04 of the Supplemental Indenture, be paid to the person in whose name such Bond is registered on the date of such payment.  The principal of, and the interest on, this Bond shall be payable at the office or agency of the Company in the City of Cleveland, State of Ohio in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

As used herein, “Interest Payment Date” shall mean (i) in the case of Obligations representing interest payable on Tender Advances or on reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement, the date on which any such interest is due under and as provided in the Reimbursement Agreement, and (ii) in the case of Obligations other than (x) interest covered by the preceding clause (i) and (y) Tender Advances or reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement, the applicable date for the payment of such Obligations under the Reimbursement Agreement.  As used herein, the terms “Available Amount,” “Banks,” “Commitments,” “Letter of Credit,” “Obligations,” and “Tender Advances” shall have the respective meanings set forth in the Reimbursement Agreement.  The Letter of Credit was issued in favor of the bond trustee for $46,500,000 aggregate principal amount of State of Ohio Pollution Control Revenue Refunding Bonds, Series 2006-A (FirstEnergy Nuclear Generation Corp. Project) issued by the Ohio Water Development Authority.

This Bond is one of an issue of Bonds of the Company issued and to be issued in one or more series under and secured by an Open-End Mortgage, General Mortgage Indenture and Deed of Trust, dated as of June 1, 2009, duly executed by the Company to The Bank of New York Mellon Trust Company, N.A., a national banking association organized and existing under the laws of the United States of America, as Trustee (the “Trustee”), and indentures supplemental thereto, heretofore or hereafter executed, including the Supplemental Indenture, to which Open-End Mortgage, General Mortgage Indenture and Deed of Trust and all indentures supplemental thereto (collectively referred to as the “Indenture”) reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which such Bonds are, and are to be, issued and secured, and the rights of the owners of such Bonds and the Trustee in respect of such security.  As provided in the Indenture,

Exhibit H-2

such Bonds may be in various principal sums, are issuable in series, may mature at different times, may bear interest at different rates and may otherwise vary as therein provided; and this Bond is one Bond of a series entitled “First Mortgage Bonds, Collateral Series F of 2009 due 2011,” created by the Supplemental Indenture, as provided for in the Indenture, and authorized for issuance in an aggregate principal amount of up to $46,959,000.

Any payment of Obligations made by or on behalf of the Company in respect of the Reimbursement Agreement shall be deemed a payment in respect of this Bond, but such payment shall not reduce the principal amount of this Bond then in effect unless the sum of (a) the Available Amount of the Letter of Credit outstanding at such time, plus (b) the aggregate principal amount of all Tender Advances which are then outstanding under the Reimbursement Agreement, plus (c) the aggregate amount of all other reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement which are outstanding at such time, is irrevocably reduced concurrently with such payment; provided, however, if after a drawing under the Letter of Credit, the Letter of Credit shall have been reinstated in respect of such drawing prior to the Administrative Agent, Fronting Bank or Banks having received reimbursement for such drawing from the Company, the reimbursement of such reinstated amount shall not reduce the principal amount of this Bond.  In the event that all of the Company's obligations under the Reimbursement Agreement have been discharged and the Letter of Credit shall have been cancelled and returned to the Fronting Bank, this Bond shall be deemed paid in full and the Holder shall surrender this Bond to the Trustee for cancellation.

The Bonds of this series shall be redeemed promptly, without notice, by the Company in whole at 100% of the principal amount thereof plus accrued interest to the date of redemption (the “Redemption Price”) following receipt by the Trustee of written demand for redemption (a “Redemption Demand”)  from an authorized representative of the Administrative Agent under the Reimbursement Agreement stating that (i) all of the Obligations under the Reimbursement Agreement have become or have been declared to be immediately due and payable as a result of the occurrence and continuance of an “Event of Default” under the Reimbursement Agreement and (ii) that the Administrative Agent has demanded payment thereof from the Company; provided that the Bonds of this series shall be redeemed automatically by the Company, without any notice to any person, in whole at the Redemption Price, if the Obligations under the Reimbursement Agreement have become immediately due and payable as a result of the occurrence of an “Event of Default” under the Reimbursement Agreement with respect to the Company (but not any subsidiary thereof) under Section 6.01(f) of the Reimbursement Agreement.  Such redemption shall be effected on the fifth Business Day following receipt by the Trustee of the Redemption Demand, if such Redemption Demand is required, or the occurrence of an “Event of Default” under the Reimbursement Agreement with respect to the Company (but not any subsidiary thereof) under Section 6.01(f) of the Reimbursement Agreement.  Any payment of the Redemption Price made to the Administrative Agent shall constitute a payment by the Company in respect of Obligations under the Reimbursement Agreement.  A Redemption Demand shall be rescinded and shall be null and void for all purposes of the Indenture upon receipt by the Trustee, no later than the Business Day prior to the date fixed for redemption, of a written notice from the Administrative Agent withdrawing said Redemption Demand.

Exhibit H-3

The principal of this Bond may be declared or may become due before the maturity hereof, on the conditions, in the manner and at the times set forth in the Indenture, upon the happening of an Event of Default as therein defined.

No recourse shall be had for the payment of the principal of or premium, or interest if any, on this Bond, or any part hereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any Constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, officers and directors being released by the registered owner hereof by the acceptance of this Bond and being likewise waived and released by the terms of the Indenture.

This Bond is nontransferable except to effect transfer to any successor to the Administrative Agent under the Reimbursement Agreement, but is exchangeable by the registered holder hereof, in person or by attorney duly authorized, at the Corporate Trust Office of the Trustee, any such permitted transfer or exchange to be made in the manner and upon the conditions prescribed in the Indenture, upon the surrender and cancellation of this Bond and the payment of any applicable taxes and fees required by law, and upon any such transfer or exchange a new registered Bond or Bonds of the same series and tenor, will be issued to the authorized transferee, or the registered holder, as the case may be. The Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes.

This Bond shall not be valid until authenticated by the manual signature of the Trustee, or a successor Trustee or Authenticating Agent appointed pursuant to the Indenture.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed in its name by the manual or facsimile signature of an Authorized Executive Officer and attested by the manual or facsimile signature of another Authorized Executive Officer.

Dated: _____________

     FIRSTENERGY NUCLEAR GENERATION CORP.

                                                            By: ________________________________
Title:

Attest:

                                                                       Exhibit H-4

Title:

Exhibit H-5

[FORM OF TRUSTEE’S AUTHENTICATION CERTIFICATE]

TRUSTEE’S AUTHENTICATION CERTIFICATE

This is one of the Bonds of the series designated therein referred to in the within-mentioned Indenture.

                                              THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

                                                                 By: ___________________________________
                                                                   Authorized Signatory

                                                                     Exhibit H-6

Exhibit I

[FORM OF FIRST MORTGAGE BOND OF COLLATERAL SERIES G]

This Bond is not transferable except (i) to a successor Administrative Agent under the Reimbursement Agreement (as defined below), (ii) in connection with the exercise of the rights and remedies of the holder hereof consequent upon an “Event of Default” as defined in the Indenture referred to herein or (iii) as may be necessary to comply with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.

FIRSTENERGY NUCLEAR GENERATION CORP.

First Mortgage Bond, Collateral Series G of 2009 due 2011

Due April 1, 2011

$[_____________________]                                                                                                                                                                                                                                                               No. R-__

FIRSTENERGY NUCLEAR GENERATION CORP., a corporation of the State of Ohio (herein, together with its successors and assigns, the “Company”), for value received promises to pay to [________], as Administrative Agent (the “Administrative Agent”) under that certain Letter of Credit and Reimbursement Agreement, dated as of April 3, 2006, among the Company, Barclays Bank PLC, acting through its New York Branch, as Fronting Bank and Administrative Agent, KeyBank National Association, as Syndication Agent, and the Banks parties thereto from time to time (such Reimbursement Agreement, as amended from time to time, hereinafter the “Reimbursement Agreement”), or registered assigns, on April 1, 2011, the principal sum of [_____________________] Dollars or, at any time (if less), such lesser principal amount as is equal to the sum of (a) the Available Amount of the Letter of Credit outstanding at such time, plus (b) the aggregate principal amount of all Tender Advances which are outstanding at such time, plus (c) the aggregate amount of all other reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement which are outstanding at such time, on such date or dates and in such amounts as set forth in the Reimbursement Agreement for the payment of principal on such Tender Advances and demand loans, and to pay interest on said principal amount from the date hereof at such rate or rates per annum on each day as shall cause the amount of interest payable on the Bonds of this series on an Interest Payment Date (as hereinafter defined) to equal the amount of outstanding Obligations (other than Tender Advances or reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement) payable on such Interest Payment Date; provided, however, that such interest rate or rates shall not exceed ten percent (10%) per annum (calculated on the basis of a year of 360 days for the actual

Exhibit I-1

days elapsed). Said interest shall accrue hereon until the principal hereof shall be paid in full, subject to Section 2.04 of the First Supplemental Indenture dated as of June 15, 2009 (as amended, supplemented, modified or restated, the “Supplemental Indenture”), executed and delivered by the Company to the Trustee (as hereinafter defined), which provides for certain credits towards payment of principal of, and interest on, the Bonds of this series.  No payment of principal under such Tender Advances or demand loans or hereunder shall reduce the stated principal amount of the Bonds of this series unless, and only to the extent that, the Reimbursement Agreement shall be terminated concurrently therewith in accordance with the provisions of Section 2.02(c) of the Reimbursement Agreement.  Interest shall accrue on the Bonds of this series from the date of issuance hereof, and the payment thereof shall be credited as provided in Section 2.04(a) of the Supplemental Indenture unless and until the Trustee receives the notice contemplated by Section 2.04(b) of the Supplemental Indenture, whereupon the interest on the Bonds of this series shall become and remain due and payable until such time as the Trustee receives a further written notice (including a telecopy or other form of written telecommunication) from an authorized representative of the Administrative Agent stating that such payments need not continue.  The interest on each Bond of this series so payable on any Interest Payment Date shall, subject to the exceptions provided in Section 3.07 of the Indenture (as hereinafter defined) and to the provisions of Section 2.04 of the Supplemental Indenture, be paid to the person in whose name such Bond is registered on the date of such payment.  The principal of, and the interest on, this Bond shall be payable at the office or agency of the Company in the City of Cleveland, State of Ohio in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

As used herein, “Interest Payment Date” shall mean (i) in the case of Obligations representing interest payable on Tender Advances or on reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement, the date on which any such interest is due under and as provided in the Reimbursement Agreement, and (ii) in the case of Obligations other than (x) interest covered by the preceding clause (i) and (y) Tender Advances or reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement, the applicable date for the payment of such Obligations under the Reimbursement Agreement.  As used herein, the terms “Available Amount,” “Banks,” “Commitments,” “Letter of Credit,” “Obligations,” and “Tender Advances” shall have the respective meanings set forth in the Reimbursement Agreement.  The Letter of Credit was issued in favor of the bond trustee for $60,000,000 aggregate principal amount of Beaver County Pollution Control Revenue Refunding Bonds, Series 2006-A (FirstEnergy Nuclear Generation Corp. Project) issued by the Beaver County Industrial Development Authority.

This Bond is one of an issue of Bonds of the Company issued and to be issued in one or more series under and secured by an Open-End Mortgage, General Mortgage Indenture and Deed of Trust, dated as of June 1, 2009, duly executed by the Company to The Bank of New York Mellon Trust Company, N.A., a national banking association organized and existing under the laws of the United States of America, as Trustee (the “Trustee”), and indentures supplemental thereto, heretofore or hereafter executed, including the Supplemental Indenture, to which Open-End Mortgage, General Mortgage Indenture and Deed of Trust and all indentures supplemental thereto (collectively referred to as the “Indenture”) reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and

Exhibit I-2

conditions upon which such Bonds are, and are to be, issued and secured, and the rights of the owners of such Bonds and the Trustee in respect of such security.  As provided in the Indenture, such Bonds may be in various principal sums, are issuable in series, may mature at different times, may bear interest at different rates and may otherwise vary as therein provided; and this Bond is one Bond of a series entitled “First Mortgage Bonds, Collateral Series G of 2009 due 2011,” created by the Supplemental Indenture, as provided for in the Indenture, and authorized for issuance in an aggregate principal amount of up to $60,592,000.

Any payment of Obligations made by or on behalf of the Company in respect of the Reimbursement Agreement shall be deemed a payment in respect of this Bond, but such payment shall not reduce the principal amount of this Bond then in effect unless the sum of (a) the Available Amount of the Letter of Credit outstanding at such time, plus (b) the aggregate principal amount of all Tender Advances which are then outstanding under the Reimbursement Agreement, plus (c) the aggregate amount of all other reimbursement obligations of the Company to the Banks constituting demand loans pursuant to Section 2.04 of the Reimbursement Agreement which are outstanding at such time, is irrevocably reduced concurrently with such payment; provided, however, if after a drawing under the Letter of Credit, the Letter of Credit shall have been reinstated in respect of such drawing prior to the Administrative Agent, Fronting Bank or Banks having received reimbursement for such drawing from the Company, the reimbursement of such reinstated amount shall not reduce the principal amount of this Bond.  In the event that all of the Company's obligations under the Reimbursement Agreement have been discharged and the Letter of Credit shall have been cancelled and returned to the Fronting Bank, this Bond shall be deemed paid in full and the Holder shall surrender this Bond to the Trustee for cancellation.

The Bonds of this series shall be redeemed promptly, without notice, by the Company in whole at 100% of the principal amount thereof plus accrued interest to the date of redemption (the “Redemption Price”) following receipt by the Trustee of written demand for redemption (a “Redemption Demand”)  from an authorized representative of the Administrative Agent under the Reimbursement Agreement stating that (i) all of the Obligations under the Reimbursement Agreement have become or have been declared to be immediately due and payable as a result of the occurrence and continuance of an “Event of Default” under the Reimbursement Agreement and (ii) that the Administrative Agent has demanded payment thereof from the Company; provided that the Bonds of this series shall be redeemed automatically by the Company, without any notice to any person, in whole at the Redemption Price, if the Obligations under the Reimbursement Agreement have become immediately due and payable as a result of the occurrence of an “Event of Default” under the Reimbursement Agreement with respect to the Company (but not any subsidiary thereof) under Section 6.01(f) of the Reimbursement Agreement.  Such redemption shall be effected on the fifth Business Day following receipt by the Trustee of the Redemption Demand, if such Redemption Demand is required, or the occurrence of an “Event of Default” under the Reimbursement Agreement with respect to the Company (but not any subsidiary thereof) under Section 6.01(f) of the Reimbursement Agreement.  Any payment of the Redemption Price made to the Administrative Agent shall constitute a payment by the Company in respect of Obligations under the Reimbursement Agreement.  A Redemption Demand shall be rescinded and shall be null and void for all purposes of the Indenture upon receipt by the Trustee, no later than the Business Day prior to the

Exhibit I-3

date fixed for redemption, of a written notice from the Administrative Agent withdrawing said Redemption Demand.

The principal of this Bond may be declared or may become due before the maturity hereof, on the conditions, in the manner and at the times set forth in the Indenture, upon the happening of an Event of Default as therein defined.

No recourse shall be had for the payment of the principal of or premium, or interest if any, on this Bond, or any part hereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any Constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, officers and directors being released by the registered owner hereof by the acceptance of this Bond and being likewise waived and released by the terms of the Indenture.

This Bond is nontransferable except to effect transfer to any successor to the Administrative Agent under the Reimbursement Agreement, but is exchangeable by the registered holder hereof, in person or by attorney duly authorized, at the Corporate Trust Office of the Trustee, any such permitted transfer or exchange to be made in the manner and upon the conditions prescribed in the Indenture, upon the surrender and cancellation of this Bond and the payment of any applicable taxes and fees required by law, and upon any such transfer or exchange a new registered Bond or Bonds of the same series and tenor, will be issued to the authorized transferee, or the registered holder, as the case may be. The Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes.

This Bond shall not be valid until authenticated by the manual signature of the Trustee, or a successor Trustee or Authenticating Agent appointed pursuant to the Indenture.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed in its name by the manual or facsimile signature of an Authorized Executive Officer and attested by the manual or facsimile signature of another Authorized Executive Officer.

Dated: _____________

     FIRSTENERGY NUCLEAR GENERATION CORP.

                                                         By: _______________________________
                                                                    Title:

Attest:

                                                                     Exhibit I-4

Title:

Exhibit I-5

[FORM OF TRUSTEE’S AUTHENTICATION CERTIFICATE]

TRUSTEE’S AUTHENTICATION CERTIFICATE

This is one of the Bonds of the series designated therein referred to in the within-mentioned Indenture.

                                               THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

                                                                   By: ___________________________________
                                                                     Authorized Signatory

                                                                      Exhibit I-6

Exhibit J

Property Description

[TO BE PROVIDED]

Exhibit J-1

Schedule 1 Filing Offices For the Original Indenture
Plant	Jurisdiction/Filing Office	Recording Information	Date filed
Davis Besse	Office of the County Recorder of Ottawa County, Ohio	OR Volume 1278, Page 204	June 12, 2009
Perry	Office of the County Recorder of Lake County, Ohio	Document # 2009R015200	June 12, 2009
Beaver Valley	Office of the County Recorder of Beaver County, Pennsylvania	Instrument No. 3346070	June 12, 2009

Schedule 1-1